DUNHAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2012, As Revised April 17, 2012

Dunham Monthly Distribution Fund
Dunham Corporate/Government Bond Fund
Dunham High-Yield Bond Fund
Dunham Loss Averse Growth Fund
Dunham Appreciation & Income Fund
Dunham Large Cap Value Fund
Dunham Large Cap Growth Fund
Dunham Focused Large Cap Growth Fund
Dunham International Stock Fund
Dunham Real Estate Stock Fund
Dunham Small Cap Value Fund
Dunham Small Cap Growth Fund
Dunham Emerging Markets Stock Fund

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus. Investors should understand that this Statement of Additional Information should be read in conjunction with the Funds’ Class A, Class C and Class N Prospectus, dated March 1, 2012.

To obtain a free copy of each Prospectus or an annual report, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing to Dunham Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite #2, Omaha, NE 68137.

TABLE OF CONTENTS

General Information and History

2

Investment Restrictions

3

Description of Securities, Other Investment Policies

and Risk Considerations

5

Disclosure of Portfolio Holdings

29

Management of the Trust

31

Principal Holders of Securities

36

Investment Management and Other Services

40

Affiliations and Control of the Adviser and Other Service Providers

47

Administration, Fund Accounting and Custody Administration Services

47

Custodian

50

Transfer Agent Services

50

Distribution of Shares

51

Code of Ethics

53

Proxy Voting Policies and Procedures

53

Portfolio Managers

53

Brokerage Allocation and Other Practices

63

Determination of Net Asset Value

66

How to Buy and Sell Shares

67

Taxes

68

Organization of the Trust

72

Independent Registered Public Accounting Firm

73

Legal Matters

73

Financial Statements

73

Appendix A – Ratings

74

Appendix B – Proxy Voting

78

For more information on the Dunham Funds, including charges and expenses, call the Funds at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”).  Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

On March 3, 2008, the Trust completed a tax-free reorganization with the AdvisorOne Funds.  Prior to the reorganization, each Fund (other than the Dunham Monthly Distribution Fund) was a series of the AdvisorOne Funds. On September 29, 2008, the Trust completed a re- organization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund.  Information in this Prospectus about the Dunham Monthly Distribution Fund includes information about the Kelmoore Strategy Liberty Fund because the Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund. In the case of the other Funds, each includes information in this Prospectus about its respective predecessor fund at AdvisorOne Funds. In this prospectus, the Kelmoore Strategy Liberty Fund, and the predecessor AdvisorOne Funds series are each referred to as a “Predecessor Fund.”

This Statement of Additional Information deals solely with the Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Loss Averse Growth Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund.  As of the date of this SAI, these are all of the series of the Trust.

The Dunham Real Estate Stock Fund, Dunham Monthly Distribution Fund, and Dunham Focused Large Cap Growth Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or commodities, or commodities contracts, except that each Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(6) Make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(7) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized (this does not apply to the Dunham Real Estate Stock Fund, Dunham Monthly Distribution Fund, or the Dunham Focused Large Cap Growth Fund, each of which is a non-diversified fund).

(8) The Dunham Real Estate Stock Fund will invest at least 25% of its total assets in the real estate industry.  The remaining Funds will not invest 25% or more of the value of their respective assets in any one industry or group of industries.

In applying investment limitation (8), each Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid.  Liquidity determinations are made by the applicable Sub-Adviser in accordance with policies adopted by the Board of Trustees and such determinations are monitored by the Board of Trustees.  If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(6) Short sell securities, except as permitted by the Prospectus or Statement of Additional Information.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies a Fund's Sub-Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Each Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Certain of the Funds may invest in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Sub-Adviser to be of comparable quality. Securities rated less than Baa3 by Moody’s or BBB- by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. Certain Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE MASTER NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Fund.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate Master Notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EQUITY SECURITIES.  Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.  The Funds may invest in initial public offerings ("IPOs") Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity. The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions. See “Derivatives”, above.

Each of the Equity Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the respective Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker/dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, and Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures.  Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘“covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions on Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion form the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund (except the Dunham Real Estate Stock Fund) limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association ("GNMA") are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA or FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OTHER INVESTMENT COMPANIES. The Funds may invest in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds, which involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 10% of a Fund's assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker/dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices—Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

Each Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act of 1940. Structured products are typically sold in private placement transactions, and there currently may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker/dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

SYNTHETIC CONVERTIBLE SECURITIES. The Funds may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities.  In creating a synthetic security, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security.  Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security.  Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objective.  A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately.  For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.  The Convertible Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Funds may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes.  Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a “when-issued” or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

Some Funds may engage in a high level of trading in seeking to achieve their investment objectives.  Information regarding each Fund's portfolio turnover rate is available in the Financial Highlights section of the Prospectus.   The portfolio turnover rate for a Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares.  A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than thirty days after the end of each month, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the month.  Each Fund files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person.   In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser and Sub-Advisers.  Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s and each Sub-Adviser’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

•

Custodian. US Bank, N.A. is the custodian for the Dunham Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.

•

BBD, LLP.  BBD, LLP is the independent registered public accounting firm for the Dunham Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.

•

Thompson Hine LLP.  Thompson Hine LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.

•

Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

•

Funds’ Website (www.dunham.com).  The Dunham Funds release quarterly fact sheets which are posted on the Funds’ website and include top ten holdings.  These fact sheets are posted no sooner than ten days after the relevant calendar quarter end.

The Funds' Chief Compliance Officer, or designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is led by Mr. Jeffrey A. Dunham, who has served as the Chairman of the Board of Trustees and President (Principal Executive Officer) since the Trust was organized in 2007.  Mr. Dunham is an interested person by virtue of his indirect controlling interest in Dunham & Associates Investment Counsel, Inc. (the Trust's investment adviser and underwriter).  The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees.  The Trust does not have a Lead Independent Trustee, but under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees generally meet in executive session quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Dunham and 3 Independent Trustees with a standing independent Audit Committee with a separate chair who is also the Audit Committee financial expert.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Dunham has over 30 years of business experience in the investment management, brokerage and real estate businesses, holds a Bachelor of Science degree in Business Administration with an emphasis in Finance from San Diego State University and serves as Chairman Dunham Trust Company.  He possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board.  Mr. Timothy M. Considine has over 40 years of business experience in the financial services industry, primarily as a partner at an accounting firm, is a Certified Public Accountant ("CPA") and has served as a Director since 1992 of HomeFed Corp, a publicly-traded residential real estate developer.  Mr. Henry R. Goldstein has over 40 years of general business experience and specialized experience in the telecom and financial services field, serving as an executive with, or consult to, RBC Daniels, an investment banking and advisory financial services company serving the telecom industry.  Mr. Paul A. Rosinack has over 30 years of general business experience including in the medical device and biotechnology industries where he has served as President, CEO and Director of Qualigen, Inc., a medical device manufacturer, since 2004.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee results in a highly qualified Board of Trustees.

Trustees and Officers

Because Dunham Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders.  The Trustees oversee each portfolio in the Dunham Funds.  None of the Trustees or Officers holds public directorships.  The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age:71	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	13	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age:81	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	13	None
Paul A. Rosinack c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite #2, Omaha, NE 68137 Age: 65	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004-present; Consultant, Self-employed (strategic planning, operational efficiencies, corporate partnerships for human, animal health and biotech industries) 1/2003-1/2004.	13	None
Interested Trustees and Officers
Jeffrey A. Dunham 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 50	Trustee, Chairman of Board, President & Principal Executive Officer	1 Year / Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (investment advisory firm), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1985-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (registered investment advisor, broker/dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partners), 1985-present Chairman and Chief Executive Officer, Dunham Trust Company, 1985-present.	13	None
Denise S. Iverson 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 52	Treasurer & Principal Financial Officer	1 Year / Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (broker/dealer, registered investment adviser), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (registered investment advisor, broker/dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 41	Secretary	1 Year / Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (broker/dealer, registered investment adviser), 1994- to present.	N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 61	Chief Compliance Officer	1 Year/ Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, NorthStar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006; President and Manager, Gemini Fund Services, LLC, 2004-2006; Director of Constellation Trust Company, 2004-2009.

				N/A	N/A
Tamara Beth Wendoll Age: 40	Assistant Secretary and AML Officer	Since December 2008 and September 2010

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (broker/dealer, registered investment adviser), 2008- present; Senior Executive Vice President, and Director of Marketing and Operations, Kelmoore Investment  Company, Inc., 1999-2007.

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer	1 Year / Since January 2008	Vice President (2004- present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Board of Trustees has an Audit Committee and a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Audit Committee. The Nominating Committee reviews and nominates candidates to serve as non-interested Trustees. The Nominating Committee generally will not consider nominees recommended by shareholders of a Fund.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person an fee of $2,500 for each board meeting attended in person; $500 for all telephonic board meetings. The cost is allocated among the Funds in accordance with a formula that takes into account the Advisers involved and the overall asset size of each affected Fund. Committee meetings occurring on the same day as a Board meeting will not be compensated. Stand-alone Committee meetings will be compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings.  The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust.

The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust for the year ending October 31, 2011.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
Timothy M. Considine	$13,500	N/A	N/A	$13,500
Henry R. Goldstein	$11,500	N/A	N/A	$11,500
Paul A. Rosinack	$13,500	N/A	N/A	$13,500

The Trustees serve on the Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2011 is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity In The Trust	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In Dunham Funds
Interested Trustee:
Jeffrey A. Dunham	Over $100,000	Over $100,000
Non-Interested Trustees:
Timothy M. Considine	None	None
Henry R. Goldstein	Over $100,000	Over $100,000
Paul A. Rosinack	Over $100,000	Over $100,000

PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2012, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds

Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Holds the following percentages:
Dunham Monthly Distribution Fund- Class N	72.12%
Dunham Monthly Distribution Fund- Class C	18.73%
Dunham Corporate/Government Bond- Class N	99.15%
Dunham Corporate/Government Bond- Class C	77.55%
Dunham High Yield Bond Fund- Class N	77.26%
Dunham High Yield Bond Fund- Class C	31.38%
Dunham Loss Averse Growth Fund- Class N	7.12%
Dunham Loss Averse Growth Fund- Class C	9.17%
Dunham Appreciation & Income Fund- Class N	80.40%
Dunham Appreciation & Income Fund- Class C	66.65%
Dunham Large Cap Value Fund- Class N	95.87%
Dunham Large Cap Value Fund- Class C	76.13%
Dunham Large Cap Growth Fund- Class C	78.13%
Dunham Large Cap Growth Fund- Class N	92.38%
Dunham Focused Large Cap Growth Fund – Class N	93.76%
Dunham International Stock Fund- Class N	98.52%
Dunham International Stock Fund- Class C	79.62%
Dunham Real Estate Stock Fund- Class N	97.86%
Dunham Real Estate Stock Fund- Class C	73.51%
Dunham Small Cap Value Fund- Class N	98.30%
Dunham Small Cap Value Fund- Class C	79.10%
Dunham Small Cap Growth Fund- Class N	97.06%
Dunham Small Cap Growth Fund- Class C	66.46%
Dunham Emerging Markets Stock Fund- Class N	96.93%
Dunham Emerging Markets Stock Fund- Class C	73.86%

Dunham Trust Company 1021 Vista Sorrento Parkway, Suite 200 San Diego, CA 32121
Dunham Focused Large Cap Growth Fund-Class C	100%

FUND	CLASS	% SHARES
Dunham Monthly Distribution Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	A	8.90%

Dunham Corporate/Government Bond Fund
Rowe 5740 Old Naches Hwy. Naches, WA 98937	A	12.18%

Carl Knapp 501 North Broadway St. Louis, MO 63102	A	5.26%

IRA FBO Dolores Finl P.O. Box 2052 Jersey City, NJ 07303	A	6.22%

Schwab 1010 Montgomery Street San Francisco, CA 94104	A	13.56%0

Mary B. Camarinos	A	8.89%
P.O. Box 2052 Jersey City, NJ 07303

Pershing LLC	A	8.05%
P.O. Box 2052 Jersey City, NJ 07303

Dunham Loss Averse Growth Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	A	9.30%

Equity Trust Company P.O. Box 2526 Waco, TX 76702	A	11.20%

Dolsen 7006 Scenic Drive Yakima, WA 98908	A	14.16%

Ruth R. Dolsen	A	13.99%
P.O. Box 1726 Yakima, WA 98907
Dunham Appreciation & Income Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	A	23.50%

Pershing LLC Jersey City, NJ 07303	A	23.19%

Dunham Large Cap Value Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	A	5.88%

Dunham Large Cap Growth Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	A	7.34%

Pershing LLC Jersey City, NJ 07303	A	54.01%

Terrence J. Cochrane 1215 W. Bloomwoood Rd. Rancho Palos Verdes, CA 90275	A	5.67%

Joann Menta P.O. Box 2052 Jersey City, NJ 07303	A	7.24%

Dunham Focused Large Cap Growth Fund
Scott O’Gorman 6047 25th Street N Arlingon, VA 22207	A	47.52%

William L. Johnson 4437 Alton Pl NW Washington, DC 20016	A	47.52%

Dunham Small Cap Value Fund
Pershing LLC Jersey City, NJ 07303	A	19.82%

Dunham Small Cap Growth Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	A	33.75%

Dunham Corporate /Government Bond Fund
MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	6.52%

Dunham Loss Averse Growth Fund
Clifford Apt. 201 23740 Merano Ct. Bonita Springs, FL 34134	C	24.57%
Dunham Appreciation & Income Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222	C	6.89%

Dunham Large Cap Value Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222	C	5.86%

MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	6.48%

Dunham Large Cap Growth Fund
MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	8.05%

Dunham International Stock Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222	C	6.22%

MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	5.93%

Dunham Real Estate Stock Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222	C	9.32%

MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	5.82%

Dunham Small Cap Value Fund
MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	5.84%

Dunham Small Cap Growth Fund
Frank Schipper Construction Co. 1251 Waterfront Place, Ste 525 Pittsburgh, PA 15222	C	13.93%

MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	7.84%

Dunham Emerging Markets Stock Fund

MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	C	7.13%

Dunham Monthly Distribution Fund
Wendel & Co. 495426 c/o The Bank of New York Mellon Mutual Funds Reorg Department PO Box 1066 Wall St. Station New York, NY 10268	N	16.96%
Dunham High-Yield Bond Fund
701 SEI NMS IP One Freedom Valley Drive Oaks, PA 19456	N	9.50%

Citigroup Global MKT 333 West 34th Street – 3rd Fl. New York, NY 10001	N	7.75%

Dunham Appreciation & Income Fund
Investors Bank & Trust FBO 4 Manhattanville Rd. Purchase, NY 10577	N	16.84%

Dunham Focused Large Cap Growth Fund
Tamara B. Wendoll 2768 Inverness Court La Jolla, CA 92037	N	6.19%

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.  As of February 1, 2012, the Trustees and officers as a group owned less than 1% of the outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Investment Adviser of the Funds is Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. The Adviser is wholly owned by Dunham & Associates Holdings, Inc. ("Dunham Holdings").  Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings.  The Adviser, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds.  Pursuant to the Investment Management Agreement with the Funds (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Trustees and in conformity with the stated policies of the Funds, manages the operations of the Funds and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on June 19, 2008.

The Adviser and the Predecessor Trust have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees of the Funds, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  The Trust may rely on the Order provided the Funds are managed by the Adviser and other conditions are met.

The Order also permits the Adviser, subject to the approval of the Trustees, to replace Sub-Advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund (not the Adviser) pays the Sub-Adviser a fulcrum fee.  Effective September 1, 2007, each Fund’s Sub-Adviser is compensated based on its performance and each sub-advisory agreement is a fulcrum fee.  Fulcrum fee arrangement:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Monthly Distribution Fund*	0.90% –1.90%	0.65%	0.25% - 1.25%
Dunham Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%
Dunham High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%
Dunham Loss Averse Growth Fund	0.75% – 1.55%	0.65%	0.10% - 0.90%
Dunham Appreciation & Income Fund	0.90% – 1.60%	0.65%	0.25% - 0.95%
Dunham Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%
Dunham Large Cap Growth Fund	0.75% – 1.45%	0.65%	0.10% - 0.80%
Dunham Focused Large Cap Growth Fund**	0.75% – 1.23%	0.65%	0.10% - 0.58%
Dunham International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Dunham Real Estate Stock Fund	0.65% – 1.45%	0.65%	0.00% - 0.80%
Dunham Small Cap Value Fund	0.65% – 1.75%	0.65%	0.00% - 1.10%
Dunham Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Dunham Emerging Markets Stock Fund	0.75% – 1.75%	0.65%	0.10% - 1.10%

* The Sub-Adviser’s compensation may be lower pursuant to breakpoints should the Fund’s assets exceed $500 million.

** The Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows: 0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser has contractually agreed to waive a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limit its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%.

All of the above sub-advisory fees are within the limits of the following negotiable sub-advisory fee ranges pre-approved by shareholders of each Fund at the August 26, 2005 shareholder meeting:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Monthly Distribution Fund	75 basis points (0.75%) +/- 50 basis points (0.50%)	0% - 1.50%*
Dunham Corporate/ Government Bond Fund	35 basis points (0.35%) +/- 15 basis points (0.15%)	0% - 0.70%
Dunham High-Yield Bond Fund	50 basis points (0.50%) +/- 30 basis points (0.30%)	0% -0.80%**
Dunham Loss Averse Growth Fund	50 basis points (0.50%) +/- 40 basis points (0.40%)	0% - 1.50%***
Dunham Appreciation & Income Fund	60 basis points (0.60%) +/- 35 basis points (0.35%)	0% - 1.50%
Dunham Large Cap Value Fund	43 basis points (0.43%) +/- 43 basis points (0.43%)	0% - 1.00%
Dunham Large Cap Growth Fund	45 basis points (0.45%) +/- 35 basis points (0.35%)	0% - 1.10%
Dunham Focused Large Cap Growth Fund	34 basis points (0.34%) +/- 24 basis points (0.24%)	0% -1.10%****
Dunham International Stock Fund	65 basis points (0.65%) +/- 35 basis points (0.35%)	0% - 1.00%
Dunham Real Estate Stock Fund	40 basis points (0.40%) +/- 40 basis points (0.40%)	0% - 1.00%
Dunham Small Cap Value Fund	55 basis points (0.55%) +/- 55 basis points (0.55%)	0% - 1.50%
Dunham Small Cap Growth Fund	50 basis points (0.50%) +/- 50 basis points (0.50%)	0% - 1.30%
Dunham Emerging Markets Stock Fund	60 basis points (0.60%) +/- 50 basis points (0.50%)	0% - 1.20%

*The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008.

** The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005.

*** The range for the Dunham Loss Averse Growth Fund was approved by the initial Dunham Loss Averse Growth Fund shareholder on April 29, 2010.

**** The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011.

The Fund pays Westchester Capital Management, LLC a base fee in the annual amount of 0.75% on the first $500 million, 0.725% on the next $100 million, 0.720% on the next $100 million, 0.715% on the next $100 million, 0.710% on the next $100 million, 0.705% on the next $100 million, and 0.700% on assets over $1 billion. Furthermore, the Sub-Adviser has agreed to begin reducing the maximum positive performance fee adjustment once Fund net assets exceed $1 billion. Specifically, for exceeding the benchmark index by 1.25% or more over each 12-month rolling measurement period, the Sub-Adviser receives a maximum positive performance fee adjustment on the 12-month average net assets of 0.50% on the first $1 billion, a maximum positive performance fee adjustment of 0.475% on the next $500 million, a maximum positive performance fee adjustment of 0.45% on the next $500 million, a maximum positive performance fee adjustment of 0.425% on the next $1 billion, a maximum positive performance fee adjustment of 0.40% on the next $1 billion, a maximum positive performance fee adjustment of 0.35% on the next $1 billion, and a maximum positive performance fee adjustment of 0.30% on assets over $5 billion.

The following table shows the amount of management fees incurred by each Fund to the Adviser and Sub-Adviser for the fiscal year ended October 31, 2011.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER*
Dunham Monthly Distribution Fund	$749,392	-	$749,392	$1,192,305	-	$1,192,305
Dunham Corporate/ Government Bond Fund	$405,157	-	$405,157	$331,471	-	$331,471
Dunham High-Yield Bond Fund	$417,507	-	$417,507	$279,766	-	$279,766
Dunham Loss Averse Growth Fund	$75,523	-	$75,523	$22,704	-	$22,704
Dunham Appreciation & Income Fund	$216,256	-	$216,256	$254,868	-	$254,868
Dunham Large Cap Value Fund	$286,620	-	$286,620	$250,896	-	$250,896
Dunham Large Cap Growth Fund	$ 236,320	-	$236,320	$34,330	-	$34,330
Dunham Focused Large Cap Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A
Dunham International Stock Fund	$303,460	-	$303,460	$361,428	-	$361,428
Dunham Real Estate Stock Fund	$88,489	-	$88,489	$18,068	-	$18,068
Dunham Small Cap Value Fund	$116,199	-	$116,199	$146,647	-	$146,647
Dunham Small Cap Growth Fund	$145,383	-	$145,383	$41,752	-	$41,752
Dunham Emerging Markets Stock Fund	$127,808	-	$127,808	$88,106	-	$88,106

The following table shows the amount of management fees incurred by each Fund to the Adviser and Sub-Adviser for the fiscal year ended October 31, 2010.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER*
Dunham Monthly Distribution Fund	$427,863	-	$427,863	$511,606	-	$511,606
Dunham Corporate/ Government Bond Fund	$418,739	-	$418,739	$402,945	-	$402,945
Dunham High-Yield Bond Fund	$404,449	-	$404,449	$144,977	-	$144,977
Dunham Loss Averse Growth Fund	$19,889	-	$19,889	$2,932	-	$2,932
Dunham Appreciation & Income Fund	$173,820	-	$173,820	$67,664	-	$67,664
Dunham Large Cap Value Fund	$237,481	-	$237,481	$102,722	-	$102,722
Dunham Large Cap Growth Fund	$229,817	-	$229,817	$29,137	-	$29,137
Dunham International Stock Fund	$256,492	-	$256,492	$376,233	-	$376,233
Dunham Real Estate Stock Fund	$51,115	-	$51,115	$26,782	-	$26,782
Dunham Small Cap Value Fund	$103,815	-	$103,815	$99,622	-	$99,622
Dunham Small Cap Growth Fund	$116,990	-	$116,990	$144,189	-	$144,189
Dunham Emerging Markets Stock Fund	$95,984	-	$95,984	$53,162	-	$53,162

 The following table shows the amount of management fees incurred by each Fund to the Adviser and Sub-Adviser for the fiscal year ended October 31, 2009.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB-ADVISER	SUB-ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER*
Dunham Monthly Distribution Fund	$384,690	$0	$384,690	$541,344	$0	$541,344
Dunham Corporate/ Government Bond Fund	$388,388	$0	$388,388	$233,456	$0	$233,456
Dunham High-Yield Bond Fund	$346,911	$0	$346,911	$303,028	$0	$303,028
Dunham Loss Averse Growth Fund	$0	$0	$0	$0	$0	$0
Dunham Appreciation & Income Fund	$171,717	$0	$171,717	$154,085	$0	$154,085
Dunham Large Cap Value Fund	$222,241	$0	$222,241	$183,414	$0	$183,414
Dunham Large Cap Growth Fund	$262,917	$0	$262,917	($51,630)	$0	($51,630)
Dunham Real Estate Stock Fund	$47,841	$0	$47,841	$62,662	$0	$62,662
Dunham International Stock Fund	$216,262	$0	$216,262	$331,611	$0	$331,611
Dunham Small Cap Value Fund	$103,978	$0	$103,978	($8,447)	$0	($8,447)
Dunham Small Cap Growth Fund	$123,889	$0	$123,889	$163,226	$0	$163,226
Dunham Emerging Markets Stock Fund	$78,127	$0	$78,127	$34,885	$0	$34,885

*Because of the Fulcrum fee methodology in place for the Funds, all Funds accrued sub-advisory fees over the first year and pay them out at the end of the year; however, the Funds will pay out the base fee portion of the sub-advisory fee each month during the first year. In the tables above, Dunham Loss Averse Growth, Dunham Large Cap Growth and Dunham Emerging Markets Stock sub-advisers were paid the base fee portion of the sub-advisory fee each month during the first twelve months each sub-adviser managed its respective Fund.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers

In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation.  In this manner, performance counts from the very first day of each sub-advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).  In addition, certain sub-advisors have agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months.  Sub-advisers cannot waive more than they earn and will never be in a position to owe money to the Funds; i.e., if the fee earned is equal to or less than the waiver, then the Sub-Adviser will receive no payment, nor will the Sub-Adviser owe money to the Fund.

During the first twelve months of each Fund’s sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  However, because each such sub-advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser in most cases will receive no compensation until the end of the first year.  At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period.  In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry.  By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the fulcrum fee methodology employed in each sub-advisory agreement.  In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%.  In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark.  Each of these Fees/factors/rates/amounts will vary with each sub-advisory agreement.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Below is a list of the Funds with each corresponding Benchmark Index;

Fund Name	Benchmark
Dunham Monthly Distribution Fund	IndexIQ IQ Hedge Market Neutral Beta Index
Dunham Corporate / Government Bond Fund	Barclays Aggregate Bond Index
Dunham High-Yield Bond Fund	BofA Merrill Lynch High Yield Bond Cash Pay Only Index
Dunham Loss Averse Growth Fund	IndexIQ IQ Hedge Long/Short Beta Index
Dunham Appreciation & Income Fund	BofA Merrill Lynch Convertible ex Mandatory Index
Dunham Large Cap Value Fund	Russell 1000 Value Index
Dunham Large Cap Growth Fund	Russell 1000 Growth Index
Dunham Focused Large Cap Growth Fund	Russell 1000 Growth Index
Dunham International Stock Fund	MSCI AC World ex US Index (Net)
Dunham Real Estate Stock Fund	Dow Jones US Select Real Estate Securities Index
Dunham Small Cap Value Fund	Russell 2000 Value Index
Dunham Small Cap Growth Fund	Russell 2000 Growth Index
Dunham Emerging Markets Stock Fund	MSCI Emerging Markets Index (Net)

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held by the Fund it serves in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund.  The fee paid to each Sub-Adviser is governed by each Fund’s respective Sub-Advisory Agreement.  Each Fund pays its respective Sub-Adviser directly pursuant to a fulcrum fee arrangement.

Expenses not expressly assumed by the Adviser under the Advisory Agreement or by the Distributor under the Distribution Agreement are paid by the Trust.  Expenses incurred by a Fund are allocated among the various Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Sub-Adviser pursuant to the Sub-Advisory Agreements between each Sub-Adviser and Dunham & Associates with respect to the Funds are paid by Dunham & Associates. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, Dunham & Associates, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 30 days but not more than 60 days written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Advisers:

To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria:  A review of the money manager’s:  (1) absolute and relative performance; (2) performance in rising markets; (3) performance and falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities; (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, each Fund’s performance is provided to the Board, and on an annual basis, the Company arranges for each Fund’s Sub-Adviser to appear before the Board to present the Fund’s overall performance for the year.

Process for Overseeing Compliance With Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions.  The Trustees receive quarterly reports from Sub- Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Dunham & Associates Investment Counsel, Inc., the investment adviser for the Funds also serves as the Distributor to the Funds.  Gemini Fund Services, LLC, a wholly owned subsidiary of NorthStar Financial Services Group, LLC, a Nevada limited liability company, is the administrator for the Funds.

ADMINISTRATION, FUND ACCOUNTING AND CUSTODY ADMINISTRATION SERVICES

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Administration Services. Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on September 23, 2004 and approved by the Board of Trustees at the Dunham Funds organizational meeting on January 15, 2008.  The Agreement shall remain in effect for two years from the date of its approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and the Prospectuses.

For the Administration services rendered to the Funds by the Administrator, the Funds pays the Administrator a minimum fee of $400,000 per year or 8 basis points (0.08%) on assets up to $250 million, 7 basis points (0.07%) on assets greater than $250 million and less than $500 million, and five basis points (0.05%) on assets greater than $500 million. These fees were subject to a 10% discount in the first two years of operation of the Funds.  The Funds also pay the Administrator for any out-of-pocket expenses.  Each of the following Funds accrued the following amounts in administrative fees for the fiscal years ended October 31, 2009, October 31, 2010, and October 31, 2011:

FUND	October 31, 2009	October 31, 2010	October 31, 2011
Dunham Monthly Distribution Fund	$60,046	$64,089	$88,489
Dunham Corporate/Government Bond Fund	$81,287	$79,296	$ 65,717
Dunham High-Yield Bond Fund	$60,314	$63,980	$54,706
Dunham Loss Averse Growth Fund	N/A	$2,579	$9,280
Dunham Appreciation & Income Fund	$27,852	$27,425	$25,847
Dunham Large Cap Value Fund	$36,322	$34,282	$34,208
Dunham Large Cap Growth Fund	$43,271	$33,566	$27,979
Dunham Focused Large Cap Growth Fund	N/A	N/A	N/A
Dunham International Stock Fund	$35,135	$37,465	$35,988
Dunham Real Estate Stock Fund	$8,299	$6,883	$9,859
Dunham Small Cap Value Fund	$16,884	$15,212	$13,606
Dunham Small Cap Growth Fund	$20,532	$16,695	$17,106
Dunham Emerging Markets Stock Fund	$13,662	$14,299	$13,826

Fund Accounting Services. The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds pursuant to the Fund Accounting Service Agreement, the Funds pay the Fund Accountant a minimum fee of $300,000 or 5 basis points (0.05%) on assets up to $250 million, 3 basis points (0.03%) on assets greater than $250 million and less than $500 million, and 1 basis point (0.01%) on assets greater than $500 million. These fees are subject to a 20% discount in the first two years of operation of the Funds.  The Funds also pay the Fund Accountant for any out-of-pocket expenses. Each of the following Funds accrued the following amounts in fund accounting fees for the fiscal years ended October 31, 2009, October 31, 2010, and October 31, 2011:

FUND	October 31, 2009	October 31, 2010	October 31, 2011
Dunham Monthly Distribution Fund	$50,403	$52,136	$77,043
Dunham Corporate/Government Bond Fund	$82,352	$85,715	$83,196
Dunham High-Yield Bond Fund	$64,292	$68,824	$60,966
Dunham Loss Averse Growth Fund	N/A	$2,406	$8,262
Dunham Appreciation & Income Fund	$25,041	$25,844	$25,804
Dunham Large Cap Value Fund	$29,773	$28,744	$28,424
Dunham Large Cap Growth Fund	$35,856	$28,506	$23,721
Dunham Focused Large Cap Growth Fund	N/A	N/A	N/A
Dunham International Stock Fund	$62,012	$64,199	$59,554
Dunham Real Estate Stock Fund	$9,013	$6,858	$9,361
Dunham Small Cap Value Fund	$15,230	$14,830	$12,754
Dunham Small Cap Growth Fund	$20,392	$16,701	$16,806
Dunham Emerging Markets Stock Fund	$20,072	$27,055	$23,521

CUSTODIAN

US Bank, N.A. (“US Bank”) serves as the custodian for the Funds’ assets pursuant to a Custody Agreement by and between US Bank and the Trust.  US Bank’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian Contract, US Bank also provides certain accounting and pricing services to the Fund; maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; reconciles bank account balances monthly; records purchases and sales based upon communications from the Adviser and Sub-Advisers; and prepares monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.  US Bank’s principal place of business is 425 Walnut Street, Cincinnati, OH 45202

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreements with Funds dated September 23, 2004 Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Distributor”), 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121 is the Fund’s Adviser as well as the Distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds, and the Distributor. Dunham & Associates is a registered broker/dealer and member of the Financial Industry Regulatory Authority Shares of the Funds are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.

For the fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009, the Distributor received $30,815,$15,606.72, and $0from the Funds for underwriting services.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended October 31, 2011.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Dunham & Associates Investment Counsel, Inc.	None	None	None	$30,815

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), pursuant to which Class C shares pay the Distributor or other entities compensation accrued daily and payable monthly for distribution services. Class C shares charge Rule 12b-1 fees at the annual rate of 0.75% for the Equity Funds and 0.50% for the Fixed-Income Funds of a Fund’s net assets attributable to said Class C shares.

In addition, the Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan,” together with the 12b-1 Plan, the “Plans”) for each Fund’s Class A and Class C shares, pursuant to which such Shares pay the Distributor or other entities compensation accrued daily and payable monthly for shareholder services.  Each of Class A and Class C shares charge shareholder servicing fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A and Class C shares.  For the fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009, each Fund paid the following fees pursuant to the Plans for Class A and Class C shares:

FUND	October 31, 2011	October 31, 2010*	October 31, 2009
Dunham Monthly Distribution Fund	$336,914	$252,628	$293,269
Dunham Corporate/ Government Bond Fund	$81,671	$96,682	$91,982
Dunham High-Yield Bond Fund	$89,813	$72,409	$66,590

Dunham Loss Averse Growth Fund	$21,573	$6,743	N/A
Dunham Appreciation & Income Fund	$51,380	$42,136	$36,474
Dunham Large Cap Value Fund	$70,442	$55,858	$46,939
Dunham Large Cap Growth Fund	$48,502	$49,979	$49,250
Dunham Focused Large Cap Growth Fund	N/A	N/A	N/A
Dunham International Stock Fund	$73,148	$62,758	$48,455
Dunham Real Estate Stock Fund	$20,976	$11,989	$11,266
Dunham Small Cap Value Fund	$26,354	$22,584	$19,549
Dunham Small Cap Growth Fund	$43,387	$33,658	$29,525
Dunham Emerging Markets Stock Fund	$31,732	$26,231	$18,329

*   Fees paid under the 12b-1 Plan that were retained by the Distributor amounted to $253,694

The Distributor estimates that the amounts paid under the 12b-1 Plan for the fiscal year ended October 31, 2011 was spent in approximately the following ways: (i) $890,648 compensation to broker/dealers; (ii) $5,244  on other relating to marketing, quarterly high-light sheets, investor symposiums, postage, etc.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plan, on January 15, 2008. The initial term of each Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Plan Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting Class C shares of the Trust or the Funds. Each Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Plans, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The services to be provided under the plans may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

CODES OF ETHICS

The Trust, the Adviser/Distributor, and the Sub-Advisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940.  These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.  In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code's pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund's respective Sub-Adviser.  The Sub-Advisers will vote such proxies in accordance with their proxy voting policies and procedures.  Each Sub-Adviser's proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888)  3DUNHAM or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the proxy voting policies and procedures of each Fund's Sub-Adviser are also available by calling toll free (888) 3DUNHAM and will be sent within three business days of receipt of a request.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of October 31, 20110:

Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Roy D. Behren, Westchester Capital Management, LLC Dunham Monthly Distribution Fund	3	$5,117	2	$99	0	$0	$5,216
Michael T. Shannon Westchester Capital Management, LLC Dunham Monthly Distribution Fund	3	$5,117	2	$99	0	$0	$5,216
Robert Bishop, CFA, Chief Investment Officer, Newfleet Asset Management LLC Dunham Corporate/ Government Bond Fund	4	$562	0	$0	25	$429	$991

Richard A. Hocker, CIO PENN Capital Management Co., Inc. Dunham High-Yield Bond Fund	294	$4,155	13	$598	42	$947	$5,699
Peter R. Duffy, CFA PENN Capital Management Co., Inc. Dunham High-Yield Bond Fund	294	$4,155	13	$598	42	$947	$5,699
Patrick S. Adams, CFA PVG Asset Management Corporation Dunham Loss Averse Growth Fund	0	$0	2	$10	995	$177	$187
Joseph N. Pecoraro, CFA PVG Asset Management Corporation Dunham Loss Averse Growth Fund	0	$0	2	$10	995	$177	$187
John P. Calamos, Sr., CIO(1) Calamos® Advisors LLC Dunham Appreciation & Income Fund	25	$26,409	11	$1,572	7,291	$6,230	$34,212
Nick P. Calamos, CFA(1) Calamos® Advisors LLC Dunham Appreciation & Income Fund	25	$26,409	11	$1,572	7,291	$6,230	$34,212
Gregory M. Melvin, CFA, CFP C.S. McKee, L.P. Dunham Large Cap Value Fund	1	$218	11	$667	596	$11,399	$12,284
Robert A. McGee, CFA C.S. McKee, L.P. Dunham Large Cap Value Fund	1	$218	11	$667	551	$11,265	$12,150
Silas A. Myers, CFA Mar Vista Investment Partners, LLC, Dunham Large Cap Growth Fund	0	$0	0	$0	103	$1,086	$1,086
Brian L. Massey, CFA Mar Vista Investment Partners, LLC, Dunham Large Cap Growth Fund	0	$0	0	$0	103	$1,086	$1,086
William L. Johnson, CIO, CEO The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	55	$97.5	$97.5
Scott O’Gorman, Jr., CFA, President The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	1	$16.2	58	$66.7	$82.9
Peter L. Rathjens, Ph.D, CIO Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$910	38	$8,529	80	$26,175	$35,614
John C. Capeci, Ph. D., Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$910	38	$8,529	80	$26,175	$35,614
Tuomo Vuolteenaho, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	2	$910	38	$8,529	80	$26,175	$35,614
Jeffrey Kerrigan, CFA Ten Asset Management, Inc. Dunham Real Estate Stock Fund	0	$0	0	$0	10	$128	$128
Kris B. Herrick (2), CFA Denver Investments Dunham Small Cap Value Fund	7	$867	1	$39	281	$735	$1,641
Troy Dayton(2), CFA Denver Investments Dunham Small Cap Value Fund	6	$865	1	$39	281	$735	$1,639
Jan Parsons Pier Capital, LLC Dunham Small Cap Growth Fund	0	$0	1	$48	47	$741	$789
Alexander Yakirevich Pier Capital, LLC Dunham Small Cap Growth Fund	0	$0	1	$48	47	$741	$789
David L. Schaen Marvin & Palmer Associates, Inc., Dunham Emerging Markets Stock Fund	2	$30	14	$682	31	$2,602	$3,314

 (1) The Investment Team members above are responsible for three registered investment companies with a performance-based fee with a total value of $697 million.

(2) “Other accounts” data includes 220 SMA Wrap accounts through various sponsors.

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Westchester Capital Management, LLC (“Westchester”) -  The fact that Mr. Shannon and Mr. Behren serve both as portfolio managers of Dunham Monthly Distribution Fund, other registered funds, and as portfolio managers of non-registered investment accounts creates the potential for conflicts of interest, since receipt of a performance-based fee from the Fund or a portion of any profits realized by the non-registered accounts could, in theory, create an incentive to favor the Fund or such accounts.  However, Westchester does not believe that Mr. Shannon’s and Mr. Behren’s overlapping responsibilities or the various elements of their compensation present any material conflict of interest, for the following reasons: (i) the Fund, other registered funds, and the non-registered investment accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) Westchester follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund, other registered funds, and the non-registered investment accounts in a fair and equitable manner; and (iii) all allocations and fair-value pricing reports are subject to review by Westchester’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Sub-Adviser.

Newfleet Asset Management LLC (“Newfleet”) - Newfleet has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Newfleet may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position.  Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Newfleet seeks to purchase or sell the same security for multiple client accounts, Newfleet may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

PENN Capital Management Co., Inc. (“PENN”) – PENN’s portfolio team, which includes Richard A. Hocker, CIO, and Peter R. Duffy, CFA, consists of 23 portfolio managers, analysts, associates and traders, and works as a team on all managed accounts and commingled funds.  Mr. Hocker and Mr. Duffy represent the lead portfolio representatives for the Dunham High-Yield Bond Fund.

PENN’s investment team must adhere to policies and procedures adopted by PENN Capital Management Company, Inc. designed to address any potential material conflicts of interest. For example, all accounts within the select investment disciplines managed by PENN’s investment team are managed in the same manner, adhere to specific investment guidelines and do not, absent special circumstances, differentiate from such investment discipline when allocating resources.  Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

PVG Asset Management Corporation (“PVG Asset Management”) – PVG Asset Management has created a number of policies and procedures specifically to make decisions about and to respond to potential conflicts of interest that may arise in the course of its business.

The policies in place address potential conflicts of interest that could arise from allocating the proceeds of trades or scarce resources in a manner that favors one client over another. Those policies also address conflicts that may arise as a result of soft dollar arrangements.

Conflicts may arise as a result of different fee arrangements with different clients that may create an incentive for portfolio managers to allocate preferred investment to accounts that bear higher fees.  Such conflicts are not expected to arise because, as discussed in the PVG Asset Management policies and procedures, PVG Asset Management attempts to manage in a like manner all accounts having the same investment mandate.

Calamos Advisors LLC (“Calamos”) - Because, like most other advisers, Calamos manages a large number of accounts for mutual funds as well as individual investors, the potential for conflicts of interest is present.  Any potential conflicts are not specific to the Dunham Appreciation & Income Fund, but are inherent to the advisory business.

Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts.  The use of soft dollar research for accounts other than the Dunham Appreciation & Income Fund, even though within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, may be viewed by some as a potential conflict of interest.  Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients.  Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment adviser.

C.S. McKee, L.P. - Greg Melvin and Bob McGee must adhere to policies and procedures adopted by C.S. McKee L.P. designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources.  Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.  C. S. McKee L.P. trades accounts through a block trade and the average share price is pro-rated across all accounts provided C.S. McKee L.P. has full discretion.

There is a potential of favoring clients that have performance based fees that have rewards that are higher than our standard fee schedules but the risk is limited considering that C.S. McKee has very few clients that have adopted this practice.  The Chief Compliance Officer (and his team along with appropriate portfolio managers) analyze returns each month for every client.  Material outliers to the composite are marked and require the portfolio manager to give a reason for the under/over performance.  This report is given monthly to the CCO whom reviews, signs off, and files these reports.  The same report is also distributed to the marketing managers and executive team so they could be made aware of any potential problems.

Mar Vista Investment Partners, LLC (“Mar Vista”) has adopted a Code of Ethics (“the Code”) that addresses conflicts of interest associated with its status as a fiduciary. These principles govern all conduct by Supervised Persons whether or not such conduct is covered by specific procedures.  Failure to comply with these general principles may result in disciplinary action, including termination.

Mar Vista is dedicated to providing effective and proper professional investment management services to its clients and depends upon a high level of public and client confidence for its success.  That confidence can be maintained only if Mar Vista’s Supervised Persons observe the highest standards of ethical behavior in the performance of their duties.  Mar Vista has the obligation to exercise its authority for the benefit of its clients, to place the interest of its clients first and to refrain from having outside interests that conflict with the interests of its clients.   Mar Vista and its Supervised Persons must avoid any circumstances that might adversely affect or appear to affect Mar Vista’s duty of complete loyalty to its clients.

While it is not possible to specifically define and prescribe rules regarding all possible cases in which conflicts might rise, this Code is designed to set forth Mar Vista’s policy regarding Supervised Persons conduct in those situations in which conflicts are most likely to develop. As Mar Vista personnel consider the more detailed provisions of the Code, they should keep in mind the following fundamental fiduciary principles that govern their activities:

1.

The interests of the clients must come first. Mar Vista personnel must scrupulously avoid serving their own interests ahead of those of their clients when making any decision relating to personal investments;

2.

Access Persons must not take inappropriate advantage of their positions;

3.

Information concerning clients investments must be kept confidential; and

4.

Access Persons must always provide professional investment management advice based upon unbiased independent judgment.

The Ithaka Group LLC (“Ithaka”) - Ithaka has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Ithaka may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Ithaka and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Ithaka may recommend or cause a client to invest in a security in which another client of Ithaka has an ownership position.  Ithaka has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Ithaka seeks to purchase or sell the same security for multiple client accounts, Ithaka may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) – Arrowstreet offers institutional investors a select range of equity investment strategies.  The strategies are based on econometric models, which combine investment intuition and quantitative techniques.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals.  This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time.  As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts.  Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation.  In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Ten Asset Management, Inc. (“Ten Asset”) - Ten Asset portfolio managers manage other accounts in addition to this Fund. Therefore conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of Ten Asset’s other clients. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. However, Ten Asset has adopted trade allocation and aggregation procedures as well as soft dollar policies designed to address conflicts that may arise in the management of this Fund and its other accounts.

Ten Asset has established trade allocation and aggregation procedures to allocate trades among the Fund and other Ten Asset clients, in the event that the Fund and other Ten Asset clients trade in the same security or other instrument at the same time. If such a situation occurs, Ten Asset has designed these procedures to ensure that both the Fund and Ten Asset’s other clients are treated fairly and equitably.

Denver Investments – Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest.  For instance, portfolio managers are responsible for all accounts within certain investment disciplines when allocating resources.  Additionally, portfolio managers allocate opportunities among portfolios in a fair and equitable manner.

Denver Investments has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Pier Capital LLC – Jan Parsons and Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital, LLC designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Equity Trader trades all accounts through a block trade and the average share price is prorated across all accounts.

Marvin & Palmer Associates, Inc. (“Marvin & Palmer Associates”) – Marvin & Palmer Associates has a number of policies and procedures that have been created specifically to make decisions about and to respond to potential conflicts of interest that may arise in the course of its business.

The policies in place address potential conflicts of interest such as allocating the proceeds of trades, shares in an IPO, or scarce resources in a manner that favors one client over another. Those policies also address Conflicts that may arise as a result of soft dollar arrangements.

Marvin & Palmer Associates does have a contractual relationship with one broker/dealer that has agreed to supervise Marvin & Palmer Associates' registered representatives, but Marvin & Palmer Associates does not expect to trade through that broker/dealer so long as the contractual arrangement exists. Marvin & Palmer Associates believes that refraining from trading with that broker obviates the conflict of interest.

Conflicts may arise as a result of different fee arrangements with different clients may create an incentive for portfolio managers to allocate preferred investment to accounts that bear higher fees.  Such conflicts are not expected to arise because, as discussed in the Marvin & Palmer’s Policies, Marvin & Palmer Associates attempts to manage alike all accounts having the same investment mandate.

Compensation

Westchester - Mr.  Shannon and Mr. Behren are compensated by the Sub-Adviser with distributions from the Sub-Adviser, which vary from year to year based on a variety of factors.  The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark.  Because Mr. Shannon and Mr. Behren are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.  Mr. Shannon and Mr. Behren also receive compensation from their interests in an affiliated investment adviser which manages an investment trust and other non-registered investment accounts that engage in merger arbitrage.

Newfleet – The Sub-Adviser believes that the firm’s compensation program is competitive and adequate to attract and retain high-caliber investment professionals.  Investment professionals at Newfleet receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Following is a more detailed description of the compensation structure of the Fund's portfolio manager identified in the Fund's prospectus.

Base Salary: Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Newfleet management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus:  Incentive bonus pools are based upon individual firm profits and in some instances overall Newfleet profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in parent company Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Newfleet, including 401(k), health and other employee benefit plans.

PENN - Peter Duffy’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus.  The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark.  The bonus is ultimately determined and allocated by PENN’s executive committee.

Richard Hocker’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus.  The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark.  The bonus is ultimately determined and allocated by PENN’s Executive Committee.

PVG Asset Management - Portfolio managers and analysts are compensated and motivated through salary, stock ownership and bonuses.  Salaries are competitive and lead portfolio managers are equity owners of the firm. Company stock must be purchased by professionals rather than granted to them.  Bonuses are based on the individual’s contribution to the firm and the firm’s financial performance.  PVG Asset Management believes that these incentives align its professionals’ interests with those of its clients with respect to superior performance, effective client service, stability of the investment management team and continuity of firm ownership.  It is firm policy not to disclose the percentage of pay that is salary vs. bonus.

Calamos - The portfolio managers receive all of their compensation from Calamos Asset Management, Inc. The portfolio managers have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary and a maximum discretionary target bonus.  The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary, ranging from 300% to 600% of base salary, with a maximum annual bonus opportunity of at least 150% of the target bonus. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus. Also, due to the portfolio managers’ ownership and executive management positions with Calamos and its parent companies, additional multiple corporate objectives are utilized to determine the discretionary target bonus. For 2004, the additional corporate objectives were advisory fee revenue, measured by growth in revenues compared to industry percentages; marketing effectiveness, as measured by growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to industry levels; and stock price performance.

The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%.  Prior to entering into employment agreements, John P. Calamos, Sr. and Nick P. Calamos each received compensation in the form of salary, bonus and distributions due to their unique ownership positions with Calamos, its parent company and their predecessor companies. At that time, compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions, with advisors managing comparably sized portfolios. Further, bonus and distributions were benchmarked against industry compensation standards, but also were determined by income growth, revenue growth and growth of assets under management.

C.S. McKee, L.P. - Greg Melvin’s compensation is comprised of a base salary as well as being a partner in the firm.

Bob McGee’s compensation is comprised of a base salary; and a bonus based on the composite return of the product versus the appropriate benchmark (Russell 1000 Value) and a peer group comparison for the composite over a one and three year period. He is also compensated as a partner in the firm.

Mar Vista - All investment professionals receive guaranteed compensation consisting of salary and bonus. The investment professionals own 100% of the firm’s common equity and are therefore rewarded based on the profits of the firm through annual profit distributions.  They are evaluated based on the overall performance of the strategies rather than individual contributions.  We believe 100% equity ownership by the investment team is a unique and powerful attribute in an investment management firm.

Mar Vista’s compensation is indirectly tied to performance.  Superior performance should help us grow the asset base which, in turn, drives our profitability.

Ithaka - Mr. Johnson and Mr. O’Gorman are compensated by the Sub-Adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors.  The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark.  Because Mr. Johnson and Mr. O’Gorman are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.

Arrowstreet - Arrowstreet’s compensation system is designed to attract, motivate and retain talented professionals. All of Arrowstreet’s professionals have a compensation package that includes a base salary and a target bonus.  Bonuses are paid on an annual basis.  Bonus targets are set for each individual at each review period, typically the start of every year.   At the end of the year, the actual bonus payment each person receives is determined by three main factors.  These factors are as follows:

1.

Investment performance

2.

Business performance

3.

Individual achievement

In addition, senior professionals may be offered the opportunity to participate directly in the success of the firm through equity ownership.  Ownership is reviewed at the end of every year.  When appropriate, deserving professionals are invited to join as equity owners and junior equity owners are given a chance to increase their ownership in the firm.  All professionals have signed employment agreements to solidify their commitment to the firm.

Ten Asset Management Inc. - Portfolio managers receive a fixed salary and discretionary bonus, which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of Ten Asset’s net income.  The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. Portfolio manager compensation is not based on account performance

Denver Investments - All investment professionals receive a base salary plus an incentive component. In addition, owners of the firm have an economic interest in the firm separate and in addition to our compensation structure. All non-owners also participate in a profit-sharing program. The Value Team is eligible for bonus compensation if the composite outperforms its benchmark. Seventy-five percent of the bonus potential is based on 3-year performance with the remainder based on 1-year results.

Pier Capital, LLC – Jan Parsons and Alexander Yakirevich receive a fixed salary based on tenure and experience from Pier Capital, LLC. In addition, as partners, both Mr. Parsons and Mr. Yakirevich receive a contracted percentage of equity distribution from Pier Capital, LLC.

Marvin & Palmer Associates - Portfolio managers and analysts are compensated and motivated through salary, stock ownership and bonuses.  Salaries are competitive with those of industry peers. Company stock must be purchased by professionals rather than granted to them.  Bonuses are based on performance of our clients’ portfolios, the individual’s contribution to the firm, the firm’s financial performance and the professional’s investment performance versus competitive peer universes.  All of the portfolio managers are equity owners of the firm.  Marvin & Palmer Associates believes that these incentives align its professionals’ interests with those of its clients with respect to superior performance, effective client service, stability of the investment management team and continuity of firm ownership.  It is firm policy not to disclose the percentage of pay that is salary vs. bonus.

Ownership of Securities – October 31, 2011

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Roy D. Behren,	Dunham Monthly Distribution Fund	None
Michael T. Shannon	Dunham Monthly Distribution Fund	$500,001 - $1,000,000
Robert Bishop	Dunham Corporate/ Government Bond Fund	None
Richard A. Hocker	Dunham High-Yield Bond Fund	None
Peter R. Duffy	Dunham High-Yield Bond Fund	None
Patrick S. Adams	Dunham Loss Averse Growth Fund	None
Joseph N. Pecoraro	Dunham Loss Averse Growth Fund	None
John P. Calamos, Sr.	Dunham Appreciation & Income Fund	None
Nick P. Calamos	Dunham Appreciation & Income Fund	None
Gregory M. Melvin	Dunham Large Cap Value Fund	None
Robert A. McGee	Dunham Large Cap Value Fund	None
Silas A. Myers	Dunham Large Cap Growth Fund	None
Brian L. Massey	Dunham Large Cap Growth Fund	None
William L. Johnson	Dunham Focused Large Cap Growth Fund	None
Scott O’Gorman, Jr.	Dunham Focused Large Cap Growth Fund	None
Peter L. Rathjens	Dunham International Stock Fund	None
John C. Capeci	Dunham International Stock Fund	None
Tuomo Vuolteenaho	Dunham International Stock Fund	None
Jeffrey Kerrigan	Dunham Real Estate Stock Fund	None
Kris B. Herrick	Dunham Small Cap Value Fund	None
Troy Dayton	Dunham Small Cap Value Fund	None
Jan Parsons	Dunham Small Cap Growth Fund	None
Alexander Yakirevich	Dunham Small Cap Growth Fund	None
David L. Schaen	Dunham Emerging Markets Stock Fund	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, each Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. Each Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Advisers or the Funds. It is not the policy of the Sub-Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, each Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Each Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Each Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. Each Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, each Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Advisers by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to each Sub-Adviser. Each Sub-Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisers with respect to the accounts as to which it exercises investment discretion. Accordingly, each Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to each Sub-Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009, the Funds paid brokerage commissions of approximately $1,215,234, $927,66, and $1,124,898, respectively.  During the year ended October 31, 2011, Loss Averse Growth paid brokerage commissions of approximately $36,781 to CIM Securities, LLC, a registered broker/dealer and an affiliate of PVG Asset Management Corp., Sub-Adviser to Loss Averse Growth. For the fiscal years ended October 31, 2010, and October 31, 2009 the Funds paid no affiliated brokerage commissions.

During the fiscal year ended October 31, 2011, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended 10/31/2011	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended 10/31/2011
Dunham Monthly Distribution Fund	$60,801	$2,026,713
Dunham Corporate/Government Bond Fund	None	None
Dunham High-Yield Bond Fund	None	None
Dunham Loss Averse Growth Fund	$25,000	$5,000,000
Dunham Appreciation & Income Fund	$1,814	$9,131,900
Dunham Large Cap Value Fund	$15,408	$26,533,973
Dunham Large Cap Growth Fund	$22,810	$26,820,597
Dunham Focused Large Cap Growth Fund	N/A	N/A
Dunham International Stock Fund	None	None
Dunham Real Estate Stock Fund	None	None
Dunham Small Cap Value Fund	$17,415	$11,412,760
Dunham Small Cap Growth Fund	$149,303	$102,002,289
Dunham Emerging Markets Stock Fund	$48,775	$38,055,121

American Stock Exchange – Provides Real-time quotes through various vendors such as Bridge, Bloomberg, ILX, and Reuters.

Baseline – Provides three key perspectives: fundamental data, price and volume charts, and valuation models.  Current and historical data on companies, industries and market indices are also provided.  Price charts provide performance, technical analysis and comparisons of a stock’s price action vs. other stocks, industry groups or indices.  The valuation model analyzes stock price relative to core earnings, dividends, and interest rates, and identifies opportunities.

Barra – Provides software and technology for global investment decision-making.  Barra’s software and services analyze equity, fixed income, currency, and other financial instruments.  Barra also offers consulting services, information services, trading-related software, and other specialized software.

Bloomberg Financial Markets - Multi-faceted online database for financial decision making.  Provides real-time and historical information in both data and chart formats.  Provides news on companies.

Bridge Information Systems, Inc. – Provides timely market information and trading services for institutional investors and market professionals.  Bridge provides last sale as well as historical information.  It provides technical and fundamental analytics, financial news and investment research, and information on the market as a whole.

Dow Jones News – Market news available through many delivery options.

FactSet Data Systems – Provides integrated access to company fundamentals earnings estimates, security prices and textual information through a library of global databases.  It also provides analytical tools including screening, custom report writing and charting.  Also provides Portfolio Manager Workstation, which allows the portfolio manager to view his portfolio construction in different ways.

NASDAQ – Provides real-time trades and quotes information for NASDAQ and OTC equities.

New York Stock Exchange (NYSE) – Provides real-time quotes through various vendors such as Bridge, Bloomberg, ILX, and Reuters.

Options Price Reporting Authority (OPRA) – Provides real-time quotes through various vendors such as Bridge, Bloomberg, ILX, and Reuters.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund’s net assets by the number of its shares outstanding. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

PURCHASES

Shares of each Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the New York Stock Exchange, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day.  Requests received after the cut off time (except for legal requests made on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV.  Each Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares.  Although each Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Fund is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds of the Trust, and the actual or prospective shareholders of one or more of the Funds.  The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Funds and is not intended to constitute tax advice to any person.  The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction.  The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan.  PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

DISTRIBUTIONS

Distributions of net investment income.  The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. The Funds are permitted to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” the Funds receive.  A “qualified dividend” for this purpose is generally a dividend the Funds receive from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a so-called qualified foreign country (other than a corporation that is a “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Funds, if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Funds make.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Funds may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Funds. For taxable years beginning before January 1, 2011, the reduced rate applicable to net capital gains applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a Regulated Investment Company from the sale of portfolio securities.  Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals.  Any net capital gains the Funds realize generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Funds will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Funds’ shares for a full year, the Funds may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Funds if it determines this course of action to be beneficial to shareholders. In that case, the Funds would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Funds’ earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts:

•

98% of its taxable ordinary income earned during the calendar year;

•

98% of its capital gain net income earned during the twelve month period ending October 31; and

•

100% of any undistributed amounts of these categories of income or gain from the prior year.

The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules should be added to your tax basis in your newly acquired shares.  Please consult your tax-advisor for further information.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Funds.  All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

A Fund may invest in REITs.  A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code.  In general, the Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a “pass-through” vehicle for federal income tax purposes.  In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items).  REITs generally do not produce qualified dividend income.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives and similar instruments. If a Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Additionally, a Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of a foreign currency.

Constructive sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Leverage.  If a Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss.  This rule could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

Tax Attributes. At October 31, 2011, capital loss carry-forwards available to offset future capital gains, if any, are as follows:

Fund	Expiration Date October 31, 2015	Expiration Date October 31, 2016	Expiration Date October 31, 2017	Expiration Date October 31, 2019	Total
Dunham Monthly Distribution Fund	$12,285,899	-	$6,229,846	-	$18,515,745
Dunham Corporate/ Government Bond Fund	-	-	-		-
Dunham High-Yield Bond Fund	-	2,511,654	5,880,462	-	8,392,116
Dunham Loss Averse Growth Fund	-	-	-	152,058	152,058
Dunham Appreciation & Income Fund	-	-	3,173,982	-	3,173,982
Dunham Large Cap Value Fund	-	2,379,074	5,966,357	-	8,354,431
Dunham Large Cap Growth Fund	-	6,086,766	14,500,782	-	20,587,548
Dunham International Stock Fund	-	2,320,734	8,983,154	-	11,303,888
Dunham Real Estate Stock Fund	-	463,094	2,082,551		2,545,645
Dunham Small Cap Value Fund	-		5,640,250		5,640,250
Dunham Small Cap Growth Fund	-	-	252,947		252,947
Dunham Emerging Markets Stock Fund	-	-	3,386,808	351,019	3,737,827

BACKUP WITHHOLDING

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP whose address is 1835 Market Street, 26th floor, Philadelphia, PA 19103, serves as the Fund`s’ independent registered public accounting firm providing audit and tax services.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds’ and the offer and sale of their shares has been provided by Thompson Hine LLP, 41 S. High Street, 17th Floor, Columbus, Ohio 43215.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended October 31, 2011, which are included in the Funds’ Annual Report to Shareholders dated October 31, 2011, are incorporated herein by reference.  These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent registered public accounting firm’s report.

APPENDIX A - RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated “Moody's Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

APPENDIX B- PROXY VOTING FOR THE SUB-ADVISERS

ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

PROXY VOTING POLICY & PROCEDURES

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has adopted this Policy and related procedures to provide for voting of securities held in client accounts consistent with its fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries.

Accounts Subject to this Policy

This Policy applies to all client securities for which Arrowstreet has discretionary voting authority.  This Policy does not apply to securities held in any client account to the extent voting authority is retained by the client or directed by the client to be exercised by another party.

In any case where Arrowstreet has discretionary authority to manage a client’s account but the agreement governing the client’s account does not expressly address voting authority, Arrowstreet will exercise voting authority under this Policy until the agreement with the client expressly provides otherwise.  In any case where Arrowstreet does not have discretionary authority to manage the investments in an account and the agreement governing the account does not expressly address voting authority, Arrowstreet will not exercise such authority.

Policy to Delegate to Third Party Voting Service

Arrowstreet believes that, due to the particular features of Arrowstreet’s management style and organization, it is in the best interests of its clients for Arrowstreet to use a third party service provider to assist in fulfilling its voting responsibilities.  Accordingly, Arrowstreet has currently delegated Institutional Shareholder Services (“ISS”), the responsibility to:

•

monitor events affecting the issuers of client securities as required to cast informed votes;

•

make decisions on voting client securities and vote the securities in a timely fashion; and

•

maintain all records concerning the foregoing required by the Securities and Exchange Commission, the Department of Labor and otherwise with respect to Arrowstreet’s clients.

ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific issues for Arrowstreet’s clients.  While it is not an exhaustive list, it is intended to serve as the foundation on which ISS makes most of its proxy voting decisions.  The guidelines are available to clients upon request.  Arrowstreet will review ISS’s proxy voting policy and guidelines from time to time to determine if votes cast on behalf of Arrowstreet’s clients are consistent with its stated policy and guidelines.  Clients may contact Arrowstreet’s Compliance Officer by calling 617-919-0000 or via e-mail at regcompliance@arrowstreetcapital.com for a copy of ISS’s current guidelines or to obtain a record of how the proxies were voted for their account.

Client Voting Directions

Arrowstreet does not generally accept directions or guidelines from clients regarding the voting of securities held in their accounts other than to assign the responsibility for voting to a third party service selected by either the client or Arrowstreet.  Arrowstreet recommends that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party.  Any such action must be reflected in the client’s account agreement.  Arrowstreet may accept client voting directions or guidelines only with the approval of the Coordinator, as defined below.  If the Coordinator agrees that Arrowstreet may accept voting directions from a particular client, the Coordinator will establish a mechanism to ensure that those directions are considered when the client’s securities are voted.

Limitations on Exercising Right to Vote

The following are limitations on Arrowstreet’s and its third party provider’s ability to vote proxies on behalf of clients:

Shareblocking Markets

Arrowstreet may in certain cases refrain from voting if voting could potentially restrict Arrowstreet’s ability to sell out of a particular name for a certain duration.  This is often the case in markets that follow the practice of “shareblocking”.  Since voting rights or trading rights can be affected in securities held in shareblocking markets, Arrowstreet generally instructs ISS to refrain from voting in shareblocking markets.

Securities Lending

Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because neither Arrowstreet nor ISS are generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.

Conflicts of Interest

Arrowstreet manages the assets of various public and private company clients, and may invest in the equity securities of certain public companies on behalf of its clients.1    Arrowstreet recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where it has material business relationships2 or material personal/family relationships3 with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover).  Arrowstreet also believes that although the potential for abuse in this area is extremely unlikely since the proxy voting function has been delegated to its third party voting service, it is still important to be mindful of potential conflicts.  To address these potential conflicts Arrowstreet has established a Proxy Voting Committee (“the Committee”).  The Committee consists of the Partner, Finance and Compliance and designated Compliance Officers.  The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom Arrowstreet has a material business relationship.  However, a potential conflict will be deemed to exist only if one or more of the members of the Committee actually knows of the potential conflict.  The Committee will work with ISS to oversee the proxy voting process for securities where it is believed that there may be a potential conflict, and will document ISS’s rationale for its voting decision.

It is Arrowstreet’s policy not to accept any input from any other person or entity in connection with proxy voting decisions.  In the event that an Arrowstreet employee is contacted by any person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event will be reported to the Compliance Officer and will be documented.  Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of clients’ investments.

1 It is Arrowstreet’s general policy not to invest in private securities such as Rule 144A securities.  If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

2 For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 10% of Arrowstreet’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

3 For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how proxies are voted.  To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) senior executives and directors, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

Proxy Voting Procedures

Arrowstreet’s Proxy Coordinator

Arrowstreet’s proxy coordinator (“Coordinator”) will be one or more individuals appointed by the Board of Directors from time to time.  The Coordinator will be responsible for implementing this Policy.  In general, the Coordinator will:

•

investigate and select one or more third party voting services;

•

monitor the performance of the third party voting service(s) used by Arrowstreet for compliance with this Policy;

•

provide for necessary recordkeeping and client disclosures;

•

monitor the relevant operations of Arrowstreet and its custodians, including the operation of this Policy; and

•

report periodically to the Board of Directors on the operation of this Policy and make recommendations for any changes to the Board of Directors.

The Coordinator may delegate any of his or her responsibilities to other Arrowstreet personnel, provided that the Coordinator exercises such oversight and control as to ensure compliance with this Policy.

Coordination with Custodian

The Coordinator will provide for coordination between Arrowstreet, the custodian(s) of all client accounts subject to this Policy, and the respective third party service provider(s) to facilitate the delivery of all proxies and related materials for the respective client securities in a timely manner.

Interpretation; Waivers; Amendment

 The Coordinator may, subject to the oversight of the Board of Directors, interpret this Policy and adopt additional procedures for its administration.  The Coordinator may waive any provision of this Policy in any particular case if consistent with the goals of the Policy.  The Board of Directors may amend this Policy in any respect.  All such actions will be in compliance with SEC Rule 206(4)-6 or any successor provision.

Third Party Voting Services

Initial Investigation

 Before engaging a third party voting service, the Coordinator will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests.  Such inquiry will include a review of the service’s qualifications and capacity to perform the services required, its policies and procedures for monitoring corporate events and making voting decisions, and its procedures for resolving material conflicts between its interests and those of the client accounts for which it votes.

Recordkeeping; Reporting

The Coordinator will obtain the commitment of any such third party service provider to produce its policies and all applicable voting records as promptly as necessary for Arrowstreet to comply with its regulatory and client obligations.

Periodic Monitoring

 The Coordinator’s periodic review of the operation of this Policy will include monitoring the performance of each third party service provider retained by Arrowstreet to ensure, among other things, that client securities are actually being voted in accordance with the provider’s stated policies and that any changes to such policies are in the clients’ best interest.

Disclosure to Clients

Arrowstreet will make disclosure to clients of this Policy and how they may obtain information on how Arrowstreet voted with respect to their securities.

Recordkeeping

The Coordinator will provide that the following records related to the implementation of this Policy to be maintained by Arrowstreet or, subject to appropriate commitments to provide the same upon request, its third party service provider in the manner and for such period as is required by SEC Rule 204-2:

•

Copies of all proxy voting policies and procedures;

•

A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;

•

A record of each vote cast by or on behalf of Arrowstreet with respect to client shares;

•

A copy of each written client request for information on how Arrowstreet or its third party service provider voted that client’s shares, and a copy of any written response by Arrowstreet to any written or oral client request for such information; and

•

A copy of each document prepared by Arrowstreet material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision.

Amended January 2008

Calamos Partners LLC

Calamos Wealth Management LLC

Proxy Voting Policies and Procedures

September 20, 2007

Calamos Advisors LLC, Calamos Partners LLC and Calamos Wealth Management LLC (hereinafter collectively referred to as “Calamos”), as an investment adviser to clients who have granted them proxy voting discretion (including, in the case of Calamos Advisors LLC the Calamos mutual funds and closed-end funds (the “Funds”)), have adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting.  Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest.  To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

I.

Responsibility of Calamos to Vote Proxies

A.

Delegation of Duties  Calamos has delegated its administrative duties with respect to analysis and voting proxies to its Proxy Group of its Risk Management Group within Portfolio Management Department (the “Proxy Group”) and to its Corporate Actions Group within the Portfolio Management Department (“Corporate Actions”).

B.

Responsibilities of the Proxy Group The Proxy Group’s duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including the Calamos Funds and any separate accounts managed by Calamos) that has delegated proxy voting administrative responsibility to Calamos and recommending how proxy votes should be cast. Unless otherwise directed by the client, the Proxy Group seeks to vote all proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment. The Proxy Group shall have responsibility for:

(i) reviewing proxy statements for issuers in which Advisory Clients and/or the Calamos Funds invest;

(ii) reviewing any and all relevant other information provided by the issuer or third parties regarding any proposals; and

(iii) making a recommendation as to how shares should be voted.

C.

Responsibilities of Corporate Actions Based on the guidance provided by the Proxy Group, Corporate Actions will process proxy votes on behalf of, and vote proxies solely in the interests of, the Calamos Funds, separate account clients, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility to Calamos. Corporate Actions shall have responsibility for:

(i) identifying potential conflicts of interest and referring them to the Proxy Review Committee for resolution (as described in Section III, below);

(ii) maintaining appropriate records pursuant to these procedures and SEC rules;

(iii)

voting proxies as directed by the Proxy Group or Proxy Review Committee; and

(iv)

overseeing the voting process.

D.

Voting of Proxies  All proxies received by the Proxy Group will be voted by Corporate Actions based upon Calamos' instructions and/or policies. To assist it in analyzing proxies, Calamos subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Calamos does not consider recommendations from ISS, or any other third party, to be determinative of Calamos' ultimate decision. As a matter of policy, the officers, directors and employees of Calamos and the Proxy Group will not be influenced by outside sources whose interests conflict may with the interests of Advisory Clients.

E.

Voting of Proxies on Securities Not Held The Proxy Group will also decide whether to vote proxies for securities that are sold following a record date, but before a shareholder meeting date. In most cases, Calamos will not vote securities not held on the shareholder meeting date.  The Proxy Group may, however, consider various factors in deciding whether to vote such proxies, including Calamos' long-term view of the issuer's securities for investment.

F.

Securities Lending  Certain Calamos Funds and Advisory Client accounts may participate in securities lending programs with various counterparties.  If a fund or account participates in a securities lending program, the Proxy Group may attempt to recall the portfolio securities and vote proxies relating to such securities under certain circumstances.  For example, if the Proxy Group determines that the votes involve matters that could have a material effect on the fund’s or account’s investment in such loaned securities.  There can be no guarantee that any such securities can be retrieved for such purpose. With respect to securities lending transactions, the Proxy Group seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.  As a result, Calamos generally will not attempt to recall portfolio securities to vote proxies relating to routine matters.

G.

Fund of Funds Calamos Multi-Fund Blend is structured as a fund of funds and invests its assets in shares of other Calamos Funds.  The Proxy Group will vote Calamos Multi-Fund Blend shares in the underlying Calamos Funds in the same proportion as the vote of all other shareholders in the underlying Calamos Fund.

H.

Securities of Foreign Issuers  In certain foreign jurisdictions the voting of proxies on portfolio securities may result in additional restrictions that may have an economic impact or cost to the security holder.  We believe that in some instances the best interest of our clients is served by abstaining or not voting such proxies.  Examples of issues unique to foreign securities include, but are not limited to, the following

(i)

 Share Blocking  In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed.  This period of time may range from days to weeks.  Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, we believe it increases risk.  Therefore, it often may be in the best interests of our investors not to vote such proxies.  Whether we vote such proxies will be determined on a case by case basis.

(ii)

Lack of Notice or Information Foreign regulations do not standardize the notification period for a proxy vote.  In some instances, the notice period is so short that we cannot research the issues presented.  In instances where we have insufficient notice to permit us to cast a reasoned vote, we will abstain from voting on particular issues or not vote at all.

II.

Conflicts of Interest

A.

Identification of Conflicts of Interest All conflicts of interest will be resolved in the interests of the Advisory Clients. Calamos makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

(i) The issuer is a client of Calamos or its affiliates;

(ii) The issuer is a vendor whose products or services are material or significant to the business of Calamos or its affiliates;

(iii) The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Calamos or its affiliates (e.g., a broker, dealer or bank);

(iv) An employee of Calamos or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

(v) A director of Calamos Asset Management, Inc. or a Trustee of a Calamos Fund, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

(vi) The issuer is Calamos Asset Management, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by Corporate Actions based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

B.

Establishment and Operation of Proxy Review Committee  In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a Proxy Review Committee comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, Legal and Compliance Departments within Calamos for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Calamos' clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Calamos' long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

C.

Records of Proxy Review Committee Actions The Proxy Review Committee will prepare a Conflicts Report for each situation where a material conflict of interest is identified that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided under circumstances where a conflict of interest is found to exist was made solely on the investment merits and without regard to any other consideration.

III.

Voting Guidelines

A.

General Proxy Voting Guidelines  Calamos has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Calamos reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Calamos may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Calamos anticipate all future situations. Corporate governance issues are diverse and continually evolving and Calamos devotes significant time and resources to monitor these changes.  Calamos generally will not vote proxies for securities over which we do not have trading authority that may be held in Advisory Client accounts. In such instances, we will forward the proxy to the Advisory Client to vote.

B.

Specific Matters Submitted to Shareholders Calamos' proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Calamos' organization, including Portfolio Management, Legal, Compliance, and Calamos' officers. The Board of Trustees of the Calamos Funds is asked to approve the proxy voting policies and procedures annually.

One of the primary factors Calamos considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Calamos considers in determining how proxies should be voted. However, Calamos does not consider recommendations from management to be determinative of Calamos' ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Calamos will not support the position of a company's management in any situation where it determines that the support of management's position would adversely affect the investment merits of owning that company's shares.

The following guidelines reflect what Calamos believes to be good corporate governance and behavior:

1.

Corporate Governance and Structure

a. Board of Directors/Trustees The election of directors and an independent board are vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management.  In many cases this may be best accomplished by having a majority of independent board members.  Although we will examine board member elections on a case-by-case basis, Calamos generally supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.  For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b. Ratification of Auditors In light of several high profile accounting scandals, Calamos will closely scrutinize the role and performance of auditors. On a case-by-case basis, Calamos will examine proposals relating to non-audit relationships and non-audit fees. Calamos will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

c. Merger, Acquisitions, Reincorporation and Other Transactions  Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets.  Voting on such proposals involves considerations unique to each transaction.  Therefore, we will vote on proposals to effect these types of transactions on a case-by-case basis.

d. Anti-Take Over Measures and Shareholder Voting Rights  Calamos generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Calamos conducts an independent review of each anti-takeover proposal. On occasion, Calamos may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Calamos generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Calamos will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

e. Capital Structure  Calamos realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Calamos will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Calamos will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Calamos will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Calamos will review proposals seeking preemptive rights on a case-by-case basis.

f.  Social and Corporate Policy Issues As a fiduciary, Calamos is primarily concerned about the financial interests of its Advisory Clients. Calamos will generally give management discretion with regard to social, environmental and ethical issues although Calamos may vote in favor of proposals regarding those issues that are believed to have significant economic benefits or implications.

g. Global Corporate Governance Calamos manages investments in countries worldwide. Many of the tenets discussed above are applied to Calamos' proxy voting decisions for international investments. However, Calamos must be flexible in these worldwide markets and must be mindful of the varied market practices of each region.

2. Executive Compensation and Option Plans  A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value.  Calamos evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Calamos may review the ISS quantitative model utilized to assess such plans.  Severance compensation arrangements will be reviewed on a case-by-case basis, although Calamos will oppose "golden parachutes" that are considered excessive. Calamos will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

3. Other Business Matters  Many proxy statements include the approval of routine business matters, such as changing the company’s name, and procedural matters relating to the shareholder meetings.  Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company.  Thus, we will generally vote for board-approved proposals seeking to approve such matters.

IV.

Record Retention and Disclosure

A.

Record Retention  Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced.  Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination.  The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.

Disclosure Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law. Corporate Actions, in conjunction with legal staff responsible for coordinating Calamos Fund disclosure, will file all required Forms N-PX, on a timely basis with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC. Corporate Actions, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

V.

Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client.  Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

C.S. McKee, L.P.

WSP 5  Proxy Policy

WSP 5.1  Objective

The objective of our proxy voting process is to maximize the long-term investment performance of our clients

WSP 5.2  Policy

It is our policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value.  In such cases, it is our policy to vote against these proposals.  Examples of proposals which could negatively impact shareholder interest include, but are not limited to the following:

1.

Anti-takeover amendments such as fair price provisions and staggered board provisions.

2.

Poison pill provisions designed to discourage another entity from seeking control.

3.

Greenmail attempts.

4.

Golden parachutes and related management entrenchments measures.

5.

Oversized stock option grants and strike price revisions.

WSP 5.3 Procedures

Our procedure for processing proxy statements is as follows:

1.

Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review.  Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.

2.

If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management.  The vote will be reviewed and signed by the CIO.

3.

If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.

4.

After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, they will vote against those proposals.

5.

The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.

6.

Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant and can be obtained by emailing info@csmckee.com.

7.

The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

WSP 5.4   Authorization to Vote Proxies

The default will be for McKee to Vote all Proxies.

Clients must notify McKee in writing if they do not want us to vote proxies.  These notifications will be kept on file

Denver Investments Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to RiskMetrics Group. RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping, through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

1)

Operational Items

2)

Board of Directors

3)

Proxy Contests

4)

Anti-takeover Defenses and Voting Related Issues

5)

Mergers and Corporate Restructurings

6)

State of Incorporation

7)

Capital Structure

8)

Executive and Director Compensation

9)

Corporate Social Responsibility Issues

10)

Mutual Fund Proxies

11)

Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee other than the Analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, Denver Investments will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping.  ISS provides the necessary reports to prepare the Form N-PX annually.

Policy in Regards to the Voting of Proxies

Introduction

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients.

Policy Statement

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients.  To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit.  Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

•

Impact on the value of the securities

•

Anticipated costs and benefits associated with the proposal

•

Effect on liquidity

•

Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager.  In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion.  Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question.  In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

Conflicts of Interest

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand.  Examples of conflicts of interest include:

•

The Firm manages a pension plan or assets for a company that is also soliciting proxies.

•

The Firm has a material business relationship with a proponent of a proxy proposal.

•

The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

1.

If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

2.

If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances.   Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

Proxy Discretion Procedures

The Compliance Officer/Chief Compliance Officer is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner.  The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures.  In this capacity, the Compliance Officer/Chief Compliance Officer is responsible for and performs the following functions:

•

Receive proxy materials or notices from prime brokers

•

Determine the number of shares held by Clients as of the record date

•

Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee  for decision on non-routine matters

•

Record the Proxy Discretion decision

•

When relevant, record the rationale provided by the PM or his designee and

•

When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions

In order to facilitate the proxy voting process, Pier has engaged ADP, an independent proxy voting service (the "Proxy Service") to vote proxies for the Funds on Pier’s behalf. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast.  The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

Standing Instructions

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable.  In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion.  The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

Disclosure

The Firm will disclose in Part II of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source.  Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

Delegation

We may delegate our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If we so delegate our responsibility, we shall monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

Record Keeping

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office.  For proxies, we will maintain or have available to us,

•

Written or electronic copies of each proxy statement,

•

Record of each proxy voting decision,

•

Documents, if any, regarding decisions that were material in making the voting decision,  and

•

A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system.  We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

Review and Changes

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

MARVIN & PALMER ASSOCIATES, INC.

Proxy Voting Policy

This policy sets forth the guidelines pursuant to which MPA will vote proxies for securities owned by its clients.*

Decisions on voting of proxies will be made by MPA unless the client otherwise specifically directs.

I.

Role of Proxy Voting Committee

1.

The Proxy Voting Committee, which is the committee consisting of two Portfolio Managers of MPA and the Head of the Administration Group (or his or her designate), is designated as the policy-making body with respect to proxy voting by MPA. In this capacity, the Proxy Voting Committee will be aided by the Heads of the Administration Group and the Operations Group, the Head Trader and the General Counsel, with whom the Proxy Voting Committee may consult as and when needed.

2.

The Proxy Voting Committee determines the Statement of Policy, which is set forth as Section II of this policy.

3.

The Proxy Voting Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

I.

Statement of Policy

1.

All decisions about how to vote a proxy with respect to an account will be made in accordance with the best investment interests of the client, including stated investment objectives and in accordance with applicable statutory and regulatory requirements, and client agreements, and the related factors that MPA believes appropriate consistent with its fiduciary duties to its client’s issuer, such as to election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of stockholders.

2.

Generally, it is the policy of MPA, acting in accordance with the principle set forth in Section II.1, to vote proxies as recommended by an issuer’s management, subject to Section II.3.

3.

The Proxy Voting Committee will determine how to vote all proxies containing proposals that involve stockholder rights or the economics of an issuer, such as to election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of stockholders.

4.

With respect to some non-U.S. issuers, the exercise of voting rights can cause the client's account to incur a cost or cause the underlying shares to be blocked from trading. Although the Proxy Voting Committee recognizes the importance of the right to vote, the Proxy Voting Committee believes that the clients are better served by avoiding unnecessary costs and by preserving the right to trade shares promptly should conditions warrant.  Accordingly, when exercising the vote could cause a client's account to incur a cost or cause the underlying shares to be blocked from trading, which cost or blockage in the judgment of the Proxy Voting Committee outweighs the potential effect on the value of the client's account of voting, a vote will not be cast.

III.

Administration

1.

The following proxy voting records shall be maintained in accordance with Section III.2:

a.

This policy;

b.

Issuer’s proxy statement received regarding client securities;

c.

Copies of actual votes cast on behalf of clients;

d.

Actions of the Proxy Voting Committee with respect to proxy voting;

e.

Records of written client requests for proxy voting information;

f.

Written responses (if applicable) to written or oral client requests;

g.

Research used in making the voting decision;

h.

Any documents prepared by MPA that are material to making a voting decision; and

i.

Any documents prepared by MPA to memorialize the basis for a voting decision.

1.

Records of all proxy votes will be retained for a five-year period.  For the first two years, these records shall be readily accessible.

2.

The Proxy Voting Committee will designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues that are indicated by the Statement of Policy from proxies with respect to issues that are not indicated by the Statement of Policy and proxies with respect to issues designated by the Proxy Voting Committee for further review.

3.

The Proxy Voting Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely. With respect to issues that are not addressed by the Statement of Policy, the designated staff will vote proxies under the supervision of a member of the Proxy Voting Committee.

4.

Notwithstanding the foregoing, MPA may retain a service provider to administer this policy.  Copies of the proxy materials received and a record as to how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to MPA promptly upon request.

III.

Communications

1.

The Proxy Voting Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

2.

In the event a proxy is to be voted against management’s recommendation, the Proxy Voting Committee will determine whether the proxy should or should not be preceded, or followed, by letter, telephone call or in person discussions with the issuer.

3.

MPA will disclose the following in Part II of its Form ADV and brochure:

a.

How clients can obtain information on how their proxies were voted;

b.

Concise summary of this policy;

c.

Statement that a copy of this policy is available to clients upon request.

1.

A copy of this policy shall be provided to any client promptly upon request or posted on MPA’s Website.  A copy of a record of how proxies have been voted for any client's account shall be provided to the client promptly upon request.

III.

Conflict of Interest

1.

If MPA has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account, MPA shall disclose to the client in writing the substance of MPA's interest in the issue and shall seek from the client written direction on how such issue is to be voted.

2.

If MPA does not receive written direction from a client on how to vote on an issue on which MPA has a direct or indirect interest, MPA may resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

This existence of an issue on which MPA has a direct or indirect issue shall not prevent MPA from voting on other issues on the same proxy on which MPA does not have a conflict of interest.

Ten Asset Management - PROXY VOTING POLICY

For those clients for whom Ten Asset Management  ("Ten") has undertaken to vote proxies, Ten retains the final authority and responsibility for such voting.  In addition to voting proxies for such clients, Ten:

1)

provides the client with this written proxy voting policy - which may be updated and supplemented from time to time;

2)

applies its proxy voting policy consistently and keeps records of votes for each

client in order to verify the consistency of such voting (including the preparation   of exception reports when proxies are voted other than within the written policy);

3)

documents the reasons for voting, including exceptions;

4)

keeps records of such proxy voting available for inspection by the client o

governmental agencies - to determine whether the votes were consistent with   policy and to determine whether all proxies were voted; and

5)

monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.

In order to facilitate this proxy voting process, Ten has retained Glass Lewis & Co (“Glass Lewis”) as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

WESTCHESTER CAPITAL MANAGEMENT, INC.

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.

POLICY

Westchester Capital Management, Inc. (“Adviser”) acts as discretionary investment adviser for The Merger Fund, a Massachusetts business trust and a registered investment company (“TMF”), The Merger Fund VL, a statutory trust formed under the laws of the State of Delaware and a registered investment company (“VL”), and acts as Sub-Adviser to the Dunham Monthly Distribution Fund (“Sub-Advised Fund” and collectively with TMF and VL, the “Funds”).  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of each Fund.  Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund.  The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund’s account.

II.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TMF and VL to enable them to comply with rules promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), and their obligations under the various forms required to be filed and by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.

PROCEDURES

Bonnie Smith is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of each Fund’s best interests.  Although many proxy proposals can be voted in accordance with TMF and VL’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

Bonnie Smith is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.

A.

Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:

1.

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.

Obtain Consent.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities.  The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict such that each affected Fund would be able to make an informed decision regarding the vote.  If a Fund does not respond to such a conflict-disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund’s account.

Bonnie Smith will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A, and the independent Trustees of TMF or VL, or the investment adviser of the Sub-Advised Fund, as the case may be, will be promptly informed of any material conflict of interest.

B.

Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement, sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.

Fund Maintains Proxy Voting Authority:  Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund.  If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

2.

Terminated Account:  Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination.  However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

3.

Limited Value or Effect:  If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies.  The Adviser also will not vote proxies received for securities which are no longer held by the Fund’s account.  In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500 or the Adviser believes that the outcome of the vote will have little or no effect on the Fund’s investment.

4.

Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the loan will be called in time to vote the proxy or the Adviser will enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires.

5.

Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

C.

Proxies Issued by Underlying Investment Companies

To the extent a Fund invests in other investment companies (“Underlying Funds”) that are not affiliated with the Fund, the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner.  It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

IV.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.

PROXY VOTING GUIDELINES OF TMF AND VL

Each proxy issue will be considered individually.  The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.  The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed.  However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

The following guidelines are grouped according to TMF and VL’s general position on the proposals.  Part A deals with proposals that TMF and VL generally will oppose.  Part B deals with proposals that TMF and VL will generally approve.  Part C deals with proposals that are considered on a case-by-case basis.

A.

Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding board entrenchment and anti-takeover measures, such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super-majority votes;

d.

Proposals requesting increases in authorized common or preferred shares where management provides no acceptable explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” or other anti-takeover provisions; and

g.

Permitting “green mail.”

2.

Providing cumulative voting rights.

3.

“Social issues.”

B.

Approve

Routine proposals are those which do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.

Date and place of annual meeting.

3.

Limitation on charitable contributions or fees paid to lawyers.

4.

Ratification of directors’ actions on routine matters since previous annual meeting.

5.

Confidential voting.

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.

Limiting directors’ liability.

7.

Eliminating preemptive rights.

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions can restrict management's ability to raise new capital.

8.

The Adviser generally supports the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.

Employee Stock Purchase Plan.

10.

Establishing 401(k) Plan.

C.

Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the Fund.  These matters include:

1.

Paying directors solely in stock.

2.

Eliminating director mandatory retirement policy.

3.

Rotating annual meeting location/date.

4.

Option and stock granting to management and directors.

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

PVG Proxy Voting Policy

Proxy Voting Policy

PVG clients who have delegated proxy voting authority to PVG require that proxy votes be cast in the best interests of the client. On behalf of its clients, PVG acquires and holds a company’s securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, PVG votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the proxy voting policy and procedures, as administered by PVG is available without charge by calling 800-777-0818.

Guidelines & Policies

Overview

As part of its investment process, PVG examines the management of all portfolio companies. The ability and judgment of management is, in PVG’s opinion, critical to the investment success of any portfolio company. PVG generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, PVG casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when PVG believes that the position of management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, PVG consistently will vote against management in furtherance of established guidelines on specific matters. As a general rule, PVG votes against any proposals which would reduce the rights or options of shareholders, reduce shareholders influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’

�� Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

�� Announce its voting intentions and the reasons therefore.

�� Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

�� Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company. Although PVG reserves the right to vote proxy issues on behalf of our clients on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

Routine Matters

PVG generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified “other matters” that may be listed on a proxy card.

Board of Directors

PVG generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner PVG believes is not in the best interests of shareholders.

PVG generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

Compensation

PVG believes that it is important that a company’s equity-based compensation plan is aligned with the interests of shareholders and its other clients. Many compensation plans are examined on a case-by-case basis by PVG, and PVG generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. PVG usually opposes proposals to re-price options because the underlying stock has fallen in value.

Anti-takeover and Similar Corporate governance Issues

PVG generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. PVG generally votes in favor of increases in authorized shares.

Social Issues

PVG believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. PVG will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Historically, PVG has not had situations in which the interests of clients are at variance with PVG’s own interests. In routine matters, PVG votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise. In matters that PVG examines on a case-by-case basis or where parties may seek to influence PVG’s vote (for example, a merger proposal) or in any instance where PVG believes there may be an actual or perceived conflict of interest, PVG votes the proxy in what it believes to be in the best investment interests of its clients. In such matters, PVG’s Chief Investment Officer makes the decision.

MAR VISTA INVESTMENT PARTNERS, LLC

Proxy Voting Policies and Procedures

I.  GENERAL PRINCIPLES

Mar Vista Investment Partners, LLC (“Mar Vista”) recognizes its responsibility to vote proxies with respect to securities owned by a client in the economic best interests of its client and without regard to the interests of Mar Vista or any other client of Mar Vista.

These Proxy Voting Policies and Procedures (“Policies”) apply to securities held in client accounts in which Mar Vista has direct voting authority.  The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Mar Vista’s policy is to exercise its proxy voting discretion absent special circumstances and in accordance with the guidelines set forth in the “Proxy Voting Guidelines” below.  Any changes to the Proxy Voting Guidelines (“Guidelines”) must be pre-approved in writing by the Proxy Voting Committee (“Committee”).

II. VOTING PROCESS

Mar Vista votes all proxies on behalf of a client’s portfolio in fundamentally driven strategies unless: a) the client requests in writing that Mar Vista not vote; b) the proxies are associated with unsupervised securities; c) the proxies are associated with securities transferred to Mar Vista’s management then liquidated; d) the costs of voting the proxies outweigh the benefits; or e) the proxy ballot is not received.

In addition, Mar Vista does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Mar Vista’s investment management services (“Wrap Fee Agreement”).  If Mar Vista does not vote the proxies, it may make proxy-voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Operations Department (“Operations”) is responsible for coordinating the voting of proxies received by Mar Vista. Operations will forward proxy proposals to the appropriate industry Analyst or Portfolio Manager.    The Analyst or Portfolio Manager will review the issues to be voted upon, related information, and the research provided by a proxy research service.  The proxy research service also provides customized proxy research consistent with Mar Vista’s policies for accounts with special vote sensitivities, including Taft Hartley accounts.  The Analyst or Portfolio Manager will make a recommendation as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

a)  supervises the proxy voting process, including the identification and review of potential material conflicts of interest involving Mar Vista and the proxy voting process with respect to securities owned by a client;

b)  determines how to vote proxies relating to issues not covered by these Policies; and

c)  determines when Mar Vista may deviate from these Policies.

The Proxy Voting Committee has at least three members at all times.  Members of the Committee are comprised of Portfolio Managers and the Chief Compliance Officer.

The Proxy Voting Committee will review the Analyst or Portfolio Manager’s recommendation if it differs from the proxy research firm’s recommendation per the Proxy Voting Guidelines.  Following the review of the recommendation, the proxy will be voted according to the majority vote of the Committee.  If a Committee member disagrees with the recommendation of the Analyst or Portfolio Manager, the reasons for the disagreement will be documented.  Compliance will keep documents of proxy decisions made by the Committee.  Since Mar Vista generally considers the quality of a company’s management in making investment decisions, Mar Vista regularly votes proxies in accordance with the recommendations of a company’s management if there is no conflict with shareholder value.

Mar Vista may determine not to vote proxies with respect to securities of any issuer if it determines it would be in its clients' overall best interests not to vote.  Such determination may apply with respect to all client holdings of the securities or only certain specified clients, as Mar Vista deems appropriate under the circumstances.  As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience of voting the securities outweigh the benefits to clients.

Mar Vista uses a proxy-voting agent to ensure that, as much as possible, eligible shares are voted and timely reporting is provided to Mar Vista and its clients.  Operations submits proxy votes for a portfolio to the proxy-voting agent if the custodian of the portfolio’s assets has a relationship with the agent, the custodian sets up the distribution of ballots properly for Mar Vista to vote, and the portfolio is set up properly in the proxy-voting agent’s system.  If Mar Vista receives ballots from a source other than the proxy-voting agent, Mar Vista will try to vote them using other means.

The Ithaka Group, LLC

Proxy Voting

General Statement

The purpose of these proxy procedures is to set forth the guidelines and procedures by which Ithaka votes the securities owned by its clients for which the Company exercises voting authority and discretion (“Proxies”).  These procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under Advisers Act.  Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients.  These procedures apply to all clients that have delegated authority and discretion to vote Proxies to Ithaka, and do not apply to any client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

A.

Proxy Voting Responsibilities and Process

In the best interest of Ithaka’s clients, Ithaka has retained Glass Lewis & Co. (“GLC”) to provide independent recommendations on voting Proxies. GLC is a leading, independent provider of proxy research and voting recommendations which are designed to help investors reduce risk and improve returns in their securities portfolio.  Ithaka pays for these services with no charge to the client.

The Chief Investment Officer, or his designee, will review GLC’s recommendations and vote all Proxies in accordance with GLC’s recommendations via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc.  Voting Proxies in this manner will not be affected by any possible conflict of interest between Ithaka and the client.

Ithaka pays for GLC’s and the ProxyEdge services with no charge to the client.

On a periodic basis, Ithaka’s Operations Department will review a sample of proxy votes cast by Ithaka on behalf of each client to ensure consistency with Ithaka’s procedures.  The Operations Department’s reviews will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

On no less than an annual basis, the Chief Investment Officer, shall review GLC services, internal guidelines and procedures to ensure that GLC remains an independent third party, qualified to provide the services for which it has been retained.  The Chief Investment Officer’s review will be appropriately documented and such records will be maintained by the Chief Compliance Officer.

B.

Client Access to Procedures and Proxy Voting Record

These proxy voting procedures are available to all clients of the Company upon request, and a Notice of Proxy Voting Procedures will be provided to each client at account opening and annually thereafter.  Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Company to maintain the confidentiality of the particular votes that it casts on behalf of its clients. A client, or duly authorized agent of the client, may obtain details of how the Company has voted the securities in such client's account by contacting the Chief Compliance Officer. The Company does not generally disclose the results of voting decisions to third parties.

C.

Recordkeeping

The Company maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•

a copy of these procedures;

•

a copy of GLC’s procedures and proxy voting recommendations;

•

proxy statements received regarding client securities are maintained by the Company unless such proxy statements are retained by a third party (provided that such third party agrees to provide a copy of the proxy statement promptly upon request) or are available on the Securities and Exchange Commission’s EDGAR database, in which case the Company relies on such electronic copies on EDGAR;

•

a record of each vote cast by Ithaka on behalf of a client; and

•

each written client request for Proxy voting records and Ithaka’s written response to any (written or oral) client request for such records.

PENN Capital Management Co., Inc.

Chapter 19:

Proxy Voting Policy

Introduction

PENN has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the economic interest of its clients.

This policy sets forth the guidelines that PENN uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios.

How Adviser Votes Proxies

For clients that give us authority to vote proxies, we have the ability to tailor voting.  We vote proxies based on a client’s instruction or a client’s legal structure, such as an ERISA pension plan.  Absent legal structure considerations or specific instructions, clients’ proxies are voted in accordance with what PENN believes is in the economic interest of the shareholders, in consultation with our proxy research provider, as described below.  Additionally, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

We utilize the services of the research firm of Glass Lewis & Co. (“Glass Lewis”) to provide proxy research and voting recommendations. Recommendations are based on objective analysis.  PENN reserves the right to vote contrary to Glass Lewis recommendations in the event that PENN determines that it is in the client’s interest.

We utilize the services of the Proxy Edge automated voting system provided by Broadridge to electronically vote ballots. Broadridge notifies PENN in advance of the board meetings, provides the appropriate proxies to be voted, and maintains records of proxy statements received and votes cast.

Proxy Voting Guidelines

The following Glass Lewis guidelines have been adopted by PENN to objectively evaluate proxy votes that are in the economic interest of our clients:

1.

Board of Directors: The election of directors and an independent board is important to ethical and effective corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. Adviser considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis, considering other factors, including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.

Ratification of Auditors: In light of several high profile accounting scandals, Glass Lewis closely scrutinizes the role and performance of auditors. On a case-by-case basis, Glass Lewis examines proposals relating to non-audit relationships and non-audit fees. Glass Lewis considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.

Management & Director Compensation: A company's equity-based compensation plan should align with the shareholders' long-term interests. Glass Lewis evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser generally opposes plans that have the potential to be excessively dilutive. The Adviser generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although Adviser generally opposes "golden parachutes" that are considered excessive. Adviser normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Glass Lewis conducts an independent review of each anti-takeover proposal. Occasionally, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser evaluates shareholder rights' plans on a case-by-case basis to determine whether they warrant support. Adviser generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

5.

Changes to Capital Structure: Adviser realizes that a company's financing decisions significantly impact its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Glass Lewis will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Glass Lewis reviews proposals seeking preemptive rights on a case-by-case basis.

6.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Clients. Adviser generally gives management discretion with regard to social, environmental and ethical issues, although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Responsibility and Oversight

PENN has established a Proxy Voting Committee, which is responsible for the review and approval of the firm’s written Proxy Policy procedures and guidelines.  The firm’s Chief Compliance Officer monitors regulatory developments with respect to proxy voting and works with the Proxy Voting Committee to develop policies that implement those requirements.  Daily administration of the proxy voting process is the responsibility of the Portfolio Accounting department.

Conflicts of Interest

Conflicts of interest will be resolved in favor of the clients’ interests. The Chief Compliance Officer is responsible for resolving potential conflicts of interest in the proxy voting process. Examples of potential conflicts of interest include:

1.

Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

2.

The Adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

When a potential material conflict of interest exists, PENN will obtain Client consent before voting.  PENN will provide the Client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict, so the Client can make an informed decision whether to consent.

If you need further information, please direct your written requests to:

Director of Client Services

PENN Capital Management Company, Inc.

Navy Yard Business Center

Three Crescent Drive, Suite 400

Philadelphia, PA 19112

NEWFLEET ASSET MANAGEMENT LLC

Proxy Voting Policies and Procedures

Updated:

June 8, 2011

These policies and procedures apply to the voting of proxies by Newfleet Asset Management (the “firm”) for accounts over which the firm has proxy-voting discretion.

SECTION 1:

PROXY VOTING GUIDELINES

The fundamental guideline followed by the firm in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances where the firm may use individual proxy guidelines for client accounts or situations of the types described below, it is the policy of the firm to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). These guidelines are applicable to the voting of domestic and global proxies.

SECTION 2:

NEWFLEET ASSET MANAGEMENT

As an integral part of the investment process and where authorized by its clients, the firm has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section 3. The firm will also maintain electronic copies of proxy voting information provided by any independent third parties.

SECTION 3:

INSTITUTIONAL SHAREHOLDER SERVICES

The firm has delegated to an independent third party, currently Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

SECTION 4:

APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, portfolio managers may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. In the exercise of such discretion, the portfolio manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote. This would be a result from the firm being given different guidelines from certain clients.

Portfolio managers will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be provided to the firm’s compliance department as part of the recordkeeping process.

SECTION 5:

CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  For example, the firm may provide investment management and related services to accounts owned or controlled by companies whose management is soliciting proxies and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Conflicts of interest will be handled in various ways depending on the type of and materiality.  This includes:

1.

Where the Proxy Voting Guidelines outline the firm’s voting position, as either “for” or “against” such proxy proposal, the firm will unequivocally follow ISS’s recommendation.

2.

Where the Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the firm depending on the facts and circumstances of each situation and the requirement of applicable law:

a.

Voting the proxy in accordance with the voting recommendation of an independent third party.

b.

Voting the proxy pursuant to client direction.

Issues involving a material conflict of interest may arise in a situation where the firm has knowledge of a situation where either the firm or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:

Virtus Investment Partners, the parent of Virtus Partners., owner of Newfleet Asset Management, is soliciting proxies in connection with a transaction involving an issuer of securities that the firm holds in its client accounts.

A plan sponsor of a benefit plan to which the firm provides services is also the issuer of securities that the firm holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case would a material conflict interest exist unless the assets of such benefit plan managed by the firm constituted more than 1% of the firm’s assets under management.

An officer or employee of the firm or one of its affiliates serves as a director of a company during a time when the firm has an opportunity to vote securities of that company.

SECTION 6:

PROXY VOTING RECORDS; CLIENT DISCLOSURES

The firm will maintain the following records relating to proxy votes cast under these policies and procedures:

1.

A copy of these policies and procedures

2.

A copy of each proxy statement the firm receives regarding client’s securities

3.

A record of each vote cast by the firm on behalf of a client.

4.

A copy of any document created by the firm that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.

A copy of each written client request for information on how the firm voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.  The firm may rely on one or more third parties to make and retain the records referred to in items II and III above.

The firm will cause copies of the foregoing records, as they relate to particular clients; to be provided to those clients upon request except as may be required by law.  It is generally the firm’s policy not to disclose its proxy voting records to third parties or special interest groups.

SECTION 7:

ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the firm, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of the firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8:

CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9:

OTHER SPECIAL SITUATIONS

The firm may choose not to vote proxies in certain situations or for certain accounts, such as

1.

Where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client;

2.

Where the firm deems the cost of voting would exceed any anticipated benefit to the client;

3.

Where a proxy is received for a client account that has been terminated with the firm;

4.

Where a proxy is received for a security the firm no longer manages (i.e. the firm had previously sold the entire position), and/or;

5.

Where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the firm has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party.  Because title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date.  If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.